SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     Penn Engineering & Manufacturing Corp.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:
      .......................................................
   2) Aggregate number of securities to which transaction applies:
      .......................................................
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      .......................................................
   4) Proposed maximum aggregate value of transaction:
      .......................................................
   5) Total fee paid:
      ......................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid: ______________________________________
   2) Form, Schedule or Registration Statement No.: ________________
   3) Filing Party:_________________________________________________
   4) Date Filed: __________________________________________________

                                PRELIMINARY COPY
                     PENN ENGINEERING & MANUFACTURING CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 22, 1996

TO THE STOCKHOLDERS OF PENN ENGINEERING & MANUFACTURING CORP.:

         The Annual Meeting of Stockholders of Penn Engineering & Manufacturing Corp. (hereinafter called the "Company") will be held on Wednesday, May 22, 1996 at 2:00 p.m., local time, at the offices of the Company, Plant #2, Old Easton Road, Danboro, Pennsylvania 18916, for the following purposes:

         1. To elect three Class B Directors of the Company to hold office until the Annual Meeting of Stockholders to be held in 1999 and until their successors are duly elected;

         2. To elect one Class A Director of the Company to hold office until the Annual Meeting of Stockholders to be held in 1998 and until his successor is duly elected;

         3. To consider and vote upon a proposal to elect Deloitte & Touche LLP as auditors for the Company for its 1996 fiscal year;

         4. To consider and vote upon a proposal to amend Article IV of the Company's Certificate of Incorporation (the "Amendment") to (i) reclassify the Company's existing Common Stock as Class A Common Stock, (ii) authorize a new class of non-voting common stock designated as Common Stock, (iii) increase the number of authorized shares of capital stock from 3,000,000 shares to 23,000,000 shares consisting of 20,000,000 shares of Common Stock and 3,000,000 shares of Class A Common Stock and (iv) establish the rights, powers and limitations of the Common Stock and the Class A Common Stock, all as more specifically described in this Proxy Statement;

         5. To consider and vote upon the adoption of the Company's 1996 Equity Incentive Plan;

         6. To consider and vote upon the adoption of the Company's 1996 Employee Stock Purchase Plan; and

         7. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof.

         The Board of Directors has fixed the close of business on April 15, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A copy of the Company's Annual Report for 1995 is being mailed with this Notice.

         If you do not expect to attend the Annual Meeting in person, please fill in, sign, and return the enclosed form of proxy in the enclosed envelope to Chemical Mellon Shareholder Services, L.L.C.

                                           By Order of the Board of Directors,


                                           Kenneth A. Swanstrom
                                           Chairman of the Board
Date:  April 29, 1996

                     PENN ENGINEERING & MANUFACTURING CORP.


                                 PROXY STATEMENT


         This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to stockholders on or about April 29, 1996, are furnished in connection with the solicitation by the Board of Directors of Penn Engineering & Manufacturing Corp. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 22, 1996 at 2:00 p.m., local time, and at any adjournment, postponement or continuation thereof, at Plant #2, Old Easton Road, Danboro, Pennsylvania 18916. The Company's principal executive offices are located at Plant #1, Old Easton Road, Danboro, Pennsylvania 18916.

         Shares represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by the stockholders. Any proxy not specifying to the contrary will be voted for the election of the nominees for Class B Director named below, for the election of the nominee for Class A Director named below and in favor of the proposals referred to in the Notice of Annual Meeting. A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the Annual Meeting and voting in person.

         The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request therefor, will reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

         Only holders of Common Stock of record at the close of business on April 15, 1996 will be entitled to notice of and to vote at the Annual Meeting. As of April 15, 1996, the Company had outstanding 1,707,082 shares of Common Stock, each of which is entitled to one vote. Cumulative voting rights do not exist with respect to the election of directors.

         As of April 15, 1996, certain stockholders listed in the table herein under "Beneficial Ownership of Common Stock -- Principal Beneficial Owners of Common Stock" beneficially owned in the aggregate 894,890 shares, or approximately 52.4%, of the Company's outstanding Common Stock. Such stockholders have advised the Company that they will vote their shares for the election of Kenneth A. Swanstrom, Lewis W. Hull and Mark W. Simon as Class B Directors, for the election of Frank S. Hermance as a Class A Director, for the election of Deloitte & Touche LLP as the Company's auditors for 1996, for the adoption of the Amendment to the Company's Certificate of Incorporation, for the adoption of the Company's 1996 Equity Incentive Plan, and for the adoption of the Company's 1996 Employee Stock Purchase Plan. Accordingly, Messrs. Swanstrom, Hull and Simon will be elected as Class B Directors, Mr. Hermance will be elected as a Class A Director, Deloitte & Touche LLP will be elected as auditors for the Company for 1996, the Amendment to the Company's Certificate of Incorporation will be approved, the proposal to adopt the Company's 1996 Equity Incentive Plan will be approved, and the proposal to adopt the Company's 1996 Employee Stock Purchase Plan will be approved regardless of the votes of the Company's stockholders other than those listed in such table.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

Principal Beneficial Owners of Common Stock

         The following table sets forth, as of March 1, 1996, the amount and percentage of the Company's outstanding Common Stock beneficially owned by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group.



                                                                    Shares of
                                                                  Common Stock                Percent of
Name of Individual                                                Beneficially               Outstanding
or Identify of Group                                                Owned(1)                Common Stock(1)
- --------------------                                              -------------             ---------------
5% Holders:

Kenneth A. Swanstrom
P.O. Box 1000
Danboro, PA  18916

         Individually(2)                                            244,641                      14.3%

         Trust under the Will of                                     62,975                       3.7%
         Gladys Swanstrom(3)

         Trusts Under the Will of                                    98,472                       5.8%
         Klas A. Swanstrom(3)



                                      - 2 -




Daryl L. Swanstrom
P.O. Box 2249
Peachtree City, GA  30269

         Individually(4)                                            182,359                      10.7%

         Trust Under Item Fourth                                     54,240                       3.2%
         of the Will of Lawrence
         W. Swanstrom(5)

         Trust under Item Fifth                                     138,883                       8.1%
         of the Will of Lawrence
         W. Swanstrom(5)

Thomas M. Hyndman, Jr.(6)
c/o Duane, Morris & Heckscher
4200 One Liberty Place
Philadelphia, PA  19103-7396

         Individually                                                   570                      --

         Trust under the Will of                                     62,975                       3.7%
         Gladys Swanstrom(3)

         Trusts Under the Will of                                    98,472                       5.8%
         Klas A. Swanstrom(3)

         Trust Under Item Fourth                                     54,240                       3.2%
         of the Will of Lawrence
         W. Swanstrom(5)

         Trust under Item Fifth                                     138,883                       8.1%
         of the Will of Lawrence
         W. Swanstrom(5)

         Trust under Deed of Klas A.                                 57,750                       3.4%
         Swanstrom dated 6/12/73(7)

First Union Corporation of                                          114,455                       6.7%
New Jersey(8)
550 Broad Street
Newark, NJ  07102

Quest Advisory Corp.(9)                                             174,850                      10.2%
Quest Management Company
1414 Avenue of the Americas
New York, NY  10019

Lazard Freres & Co. (10)                                            116,000                       6.8%
30 Rockefeller Plaza
New York, NY 10020


                                                     - 3 -




Dimensional Fund Advisors Inc.(11)                                   86,300                       5.1%
1299 Ocean Avenue
11th Floor
Santa Monica, CA  90401

Directors(12):

Willard S. Boothby, Jr.                                                 400                        *
Frank S. Hermance                                                       --                         *
Lewis W. Hull                                                         1,000                        *
Maurice D. Oaks                                                         --                         *
Mark W. Simon                                                           100                        *

Executive Officers(13):

Richard B. Ernest                                                     5,230(14)                    *
Martin J. Bidart                                                        100(15)                    *
Raymond L. Bievenour                                                    100                        *

All Executive Officers and
Directors as a Group                                                902,820                      52.9%
(13 persons)


*    Less than 1%.

(1) Under the rules of the Securities and Exchange Commission (the "Commission"), a person is deemed to be the beneficial owner of securities if such person has, or shares, "voting power" (which includes the power to vote, or to direct the voting of, such securities) or "investment power" (which includes the power to dispose, or to direct the disposition, of such securities). Under these rules, more than one person may be deemed the beneficial owner of the same securities. The information set forth in the above table includes all shares of Common Stock of the Company over which the above named persons individually or together share voting power or investment power adjusted, however, to eliminate the reporting of shares more than once in order not to overstate the aggregate beneficial ownership of such persons.

(2) Under the rules of the Commission, the maximum beneficial ownership of the Company's Common Stock which Kenneth A. Swanstrom could be deemed to have is 406,088 shares, or 23.8%, of the Company's outstanding Common Stock. Of these shares, Mr. Swanstrom has sole voting and dispositive power with respect to 240,174 shares and shared voting and dispositive power with respect to 62,975 shares held in the Trust under the Will of Gladys Swanstrom and 98,472 shares held in the Trusts under the

     Will of Klas A. Swanstrom. Of the total shown as held individually, 3,767 shares are owned by Mr. Swanstrom's wife and 700 shares are owned by his daughters. Mr. Swanstrom disclaims beneficial ownership of the shares held by his wife and daughters.

(3)  The Trustees are Kenneth A. Swanstom, Thomas M. Hyndman, Jr., and PNC Bank.

(4) Under the rules of the Commission, the maximum beneficial ownership of the Company's Common Stock which Daryl L. Swanstrom could be deemed to have is 375,482 shares, or 22.0%, of the Company's outstanding Common Stock. Of this total, Mrs. Swanstrom has sole voting and dispositive power with respect to 182,359 shares and shared voting and dispositive power with respect to 54,240 shares held in the Trust under Item Fourth of the Will of Lawrence W. Swanstrom and 138,883 shares held in the Trust under Item Fifth of the Will of Lawrence W. Swanstom. Pursuant to an agreement between Mrs. Swanstrom and the Company, which expires December 31, 2006, Mrs. Swanstrom has agreed not to sell or otherwise transfer or dispose of any shares of the Company's Common Stock owned by her or that she may acquire without first offering to sell such shares to the Company. The purchase price upon exercise of the option by the Company to buy such shares will be the higher of the market price on the day prior to the day such shares are offered to the Company, or the price offered by a third party for such shares.

(5) The Trustees are Daryl L. Swanstrom, Thomas M. Hyndman, Jr., and NationsBank of Georgia, N.A.

(6) Under the rules of the Commission, the maximum beneficial ownership of the Company's Common Stock which Thomas M. Hyndman, Jr., could be deemed to have is 412,890 shares, or 24.2%, of the Company's outstanding Common Stock. Of these shares, Mr. Hyndman has sole voting and dispositive power with respect to 570 shares and shared voting and dispositive power with respect to the 54,240 shares held in the Trust under Item Fourth of the Will of Lawrence W. Swanstrom, 138,883 shares held in the Trust under Item Fifth of the Will of Lawrence W. Swanstrom, 62,975 shares held in the Trust under the Will of Gladys Swanstrom, 57,750 shares held under the Trust under Deed of Klas A. Swanstrom dated 6/12/73 and 98,472 shares held in the Trusts under the Will of Klas A. Swanstrom.

(7) The Trustees are Thomas M. Hyndman, Jr., and First Union Corporation of New Jersey.

(8) Under the rules of the Commission, the maximum beneficial ownership of the Company's Common Stock which First Union Corporation of New Jersey could be deemed to have is 114,455 shares, or 6.7%, of the Company's outstanding Common Stock, of which 57,750 shares are held under the Trust under Deed of Klas A. Swanstrom dated 6/12/73 with voting power shared with Thomas M. Hyndman, Jr., 38,500 shares are held under the Trust under Deed of Klas A. Swanstrom dated 9/26/66 and 16,500 shares are held under the Trust under Deed of Gladys Swanstrom dated 9/26/66.

(9) According to Amendment No. 7 to a Schedule 13G dated February 14, 1996 filed by Quest Advisory Corp., a New York corporation ("Quest"), Quest Management Company ("QMC") and Charles M. Royce, Quest, QMC and Mr. Royce reported as a "group" pursuant to Rule 13d-1(b)(ii)(H) of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to these shares. According to such Amendment, Quest has sole voting and dispositive power with respect to 165,650 of these shares, and QMC has sole voting and dispositive power with respect to 9,200 of these shares. Mr. Royce may be deemed to be a controlling person of Quest and QMC and as such may be deemed to beneficially own the shares of Common Stock beneficially owned by Quest and QMC. Mr. Royce does not own any shares outside of Quest and QMC and disclaims beneficial ownership of the shares held by Quest and QMC.

(10) According to Amendment No. 1 to a Schedule 13G dated February 14, 1996, Lazard Freres & Co., a registered investment advisor, is deemed to have beneficial ownership of 116,000 shares of the Company's Common Stock.

(11) According to Amendment No. 2 to a Schedule 13G dated January 31, 1995, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 86,300 shares of the Company's Common Stock as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(12) Excludes directors listed under "5% Holders."

(13) Excludes executive officers listed under "5% Holders" or "Directors."

(14) Of these shares, 1,500 are held jointly with Mr. Ernest's sister.

(15) These shares are owned jointly with Mr. Bidart's wife.



                              ELECTION OF DIRECTORS

              At the Annual Meeting, three Class B Directors will be elected for a term expiring at the 1999 Annual Meeting of Stockholders and when their successors have been duly elected, and one Class A Director will be elected for a term expiring at the 1998 Annual Meeting of Stockholders and when his successor has been duly elected. The other Class A Director and the Class C Directors will continue in office for the remainder of their respective terms shown below. Under the Company's By-laws, the number of directors constituting the entire Board of Directors is determined by the Board of Directors, but such number may not be less than three nor more than twelve. The Board of Directors has currently fixed the number of members of the Board of Directors at eight.

              Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the nominees for Class A and Class B Director listed below, each of whom is currently a director of the Company. If any nominee becomes unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors believes that the nominees named will be able to serve if elected. Any vacancy on the Board of Directors for any reason may be filled by the affirmative vote of 80% of the directors then in office. The three nominees for Class B Director and the nominee for Class A Director receiving the highest number of votes cast at the Annual Meeting will be elected. Shares held by brokers or nominees as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will be treated as not present and not entitled to vote with respect to the election of directors. Abstentions and broker non-votes on the election of the directors will have no effect since they will not represent votes cast at the Annual Meeting for the purpose of electing directors.

              Certain information with respect to the Class B nominees, the Class A nominee and each Class A Director and Class C Director continuing in office following the Annual Meeting is as follows:

                         NOMINEES FOR CLASS B DIRECTORS



                                                    Principal Occupation                     Director
Name                                     Age        for Past Five Years                       Since                 Class
- ----                                     ---        ---------------------                    --------               -----
Kenneth A. Swanstrom...............      56       Chairman, President and                       1970             Class B; Term
                                                  Chief Executive Officer of                                     expires 1999*
                                                  the Company; formerly Chief
                                                  Operating Officer until
                                                  August 1993

Lewis W. Hull......................      79       Chairman, Hull Corporation;                   1974             Class B; Term
  (1)(2)(3)                                       manufacturer of freeze-dryer                                   expires 1999*
                                                  and injection-molding
                                                  equipment

Mark W. Simon......................      57       Vice President-Finance and                    1983             Class B; Term
                                                  Chief Financial Officer of                                     expires 1999*
                                                  the Company

- ------------------
*  If elected at the Annual Meeting

                          NOMINEE FOR CLASS A DIRECTOR


                                                       Principal Occupation                  Director
Name                                     Age           for Past Five Years                    Since                 Class
- ----                                     ---           ---------------------                 --------               -----
Frank S. Hermance                        47       Executive Vice President and                  1996             Class A; Term
                                                  Chief Operating Officer of                                     expires 1998*
                                                  Ametek, Inc. and President
                                                  of its Precision Instrument
                                                  Group

- -----------------
* If elected at the Annual Meeting

                         DIRECTORS CONTINUING IN OFFICE



                                                       Principal Occupation                  Director
Name                                     Age           for Past Five Years                    Since                 Class
- ----                                     ---           ---------------------                 --------               -----
Class A Director
Maurice D. Oaks(1).................      62       Retired; Vice President of                    1994             Class A; Term
                                                  Worldwide Operations                                           expires 1998
                                                  Planning of Bristol-Myers
                                                  Squibb from October 1990 to
                                                  October 1992; from July 1989
                                                  to September 1990, Executive
                                                  Vice President of Squibb
                                                  Pharmaceutical Group, U.S.;
                                                  manufacturer of
                                                  pharmaceuticals


                                                       Principal Occupation                  Director
Name                                     Age           for Past Five Years                    Since                 Class
- ----                                     ---           ---------------------                 --------               -----
Class C Directors

Willard S. Boothby,................      74       Former Managing Director,                     1984             Class C; Term
  Jr.(1)(2)(4)                                    PaineWebber Incorporated;                                      expires 1997
                                                  brokerage services

Thomas M. Hyndman,Jr...............      71       Of Counsel since 1993,                        1974             Class C; Term
  (1)(2)(5)                                       Partner (1957-1992), Duane,                                    expires 1997
                                                  Morris & Heckscher,
                                                  Attorneys and Counsel to the
                                                  Company

Daryl L.                                 49       President, Engineered                         1987             Class C; Term
Swanstrom(2)(6)....................               Components/Spyraflo, Inc.;                                     expires 1997
                                                  distributor of electronic
                                                  components

- -------------------

(1) Member of the Audit Committee. The Audit Committee is appointed annually by the Board of Directors to recommend the selection of independent auditors, review the scope and results of the audit, review the adequacy of the Company's accounting, financial and operating controls and supervise investigations. During 1995, the Audit Committee held three meetings.

(2) Member of the Compensation Committee. The Compensation Committee is appointed annually by the Board of Directors to recommend to the Board of Directors remuneration for senior management, adoption of compensation plans in which officers are eligible to participate, the administration of the Company's 1996 Equity Incentive Plan and the Company's 1996 Employee Stock Purchase Plan and related matters. During 1995, the Compensation Committee held one meeting.

(3)  Mr. Hull is also a director of Willow Grove Federal Savings Bank.

(4) Mr. Boothby is also a director of Georgia-Pacific Corporation and The Glenmede Fund, Inc.

(5)  Mr. Hyndman is also a director of Rochester & Pittsburgh Coal Company.

(6) Mrs. Swanstrom was the wife of Kenneth A. Swanstrom's late brother, Lawrence W. Swanstrom.

              During 1995, the Company's Board of Directors held five meetings. None of the directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board of Directors on which such director served that were held during 1995. The Company's Board of Directors does not have a nominating committee.

                             EXECUTIVE COMPENSATION

Executive Compensation

              The following table sets forth certain information with respect to compensation paid or accrued by the Company in each of the last three years to the Company's Chief Executive Officer and the four other most highly compensated executive officers.

                           Summary Compensation Table



                                                                            Annual Compensation
                                                                ----------------------------------------        All Other
                Name and Principal Position                     Year      Salary($)           Bonus($)       Compensation(1)
                ---------------------------                     ----      ---------           --------       ---------------
Kenneth A. Swanstrom, Chairman,                                 1995      $270,000           $129,416           $17,680
President and Chief Executive Officer                           1994       250,000            122,662            17,100
                                                                1993       220,000             74,502            22,979

Mark W. Simon, Vice President -                                 1995      $158,000            $47,281           $16,672
Finance and Corporate Secretary                                 1994       146,000             43,841            15,764
                                                                1993       140,000             34,028            14,518

Martin J. Bidart, Vice President -                              1995      $140,000            $41,825           $14,810
Manufacturing                                                   1994       130,000             37,794            13,720
                                                                1993       125,000             30,601            13,175

Raymond L. Bievenour, Vice President                            1995      $140,000            $41,825           $14,518
- - Marketing/Sales                                               1994       130,000             37,794            13,461
                                                                1993       125,000             30,601            12,932

Richard B. Ernest, Vice President -                             1995      $130,000            $38,838           $14,123
Quality                                                         1994       127,500             33,083            13,838
                                                                1993       123,250             26,424            12,957


- ---------------

(1) Includes amounts of Company contributions for 1995 to the Company's Profit-Sharing Plan, as follows: Kenneth A. Swanstrom, $15,000; Mark W. Simon, $15,000; Martin J. Bidart, $14,000; Raymond L. Bievenour, $14,000; and Richard B. Ernest, $13,000. The amounts set forth were expensed during the Company's 1995 fiscal year for financial reporting purposes under the Company's Profit-Sharing Plan, which covers all of its United States eligible employees, including officers, whose length of employment qualified them to participate. The Company's contribution to the Profit-Sharing Plan for each year is allocated among the participants in proportion to their compensation for that year. Also included in these amounts are insurance premiums paid by the Company in 1995 for the benefit of such persons, as follows: Kenneth A. Swanstrom, $1,980; Mark W. Simon, $972; Martin J. Bidart, $810; Raymond L. Bievenour, $518; and

     Richard B. Ernest, $1,123. The total also includes directors fees of $700 paid to Mr. Swanstrom and Mr. Simon for meetings attended during 1995.

Report of the Compensation Committee of the Board of Directors

         The Compensation Committee's executive compensation policies are designed to focus the executive's attention and efforts on the attainment of Company goals, reward the executive for the successful attainment of those goals, provide a total cash compensation package that is competitive with the market for similar talent and create a feeling of shared destiny between the executives and all of the other employees.

         The Company has a long history of paying its executive officers annual cash bonuses for successful Company and individual performance. The Company has not provided equity-based benefits to its executive officers, but intends to do so commencing in 1996.

         The compensation paid for the year 1995 to the Company's executive officers, including its Chief Executive Officer and the four other highest paid officers (the "Named Executive Officers"), consisted of a base salary and a bonus. In addition, the executive officers are participants in the Company's profit sharing plan, its pension plan and its various fringe benefit programs.

         The annual salaries of the Named Executive Officers for fiscal year 1995 were determined in the month of December 1994. In determining the annual salary for each of the executive officers of the Company, including the Named Executive Officers, the Compensation Committee sought to establish salaries that were fair and competitive with those paid by comparable organizations and that fairly reward the executive officers for their performance and the Company's performance. In determining the annual salary of each of the Named Executive Officers, other than the Chief Executive Officer, the evaluation of the Chief Executive Officer of their performance is considered, and each position is measured against the knowledge and problem-solving ability required to fulfill the assigned duties and responsibilities of such position and the officer's impact upon the operations and profitability of the Company.

         The same considerations were taken into account in fixing the Chief Executive Officer's salary for 1995, except that the Committee did not have the recommendation of the Chief Executive Officer.

         The salary increases of the Named Executive Officers, other than the Chief Executive Officer, for 1995 approximated 6.5%. The Chief Executive Officer's salary increase for 1995 was approximately 13.8%. This increase reflects the Committee's satisfaction with his performance as the Company's new Chief Executive Officer as well as a recognition of his increased responsibilities.

         Beginning with the year 1992, the Committee, with the assistance of independent consultants and the approval of the Board of Directors, established two formal incentive plans, one for all hourly and salaried employees of the Company and the other for the executive officers, including the Named Executive Officers. The bonus paid to each of the Named Executive Officers is determined in accordance with the Plan which was slightly modified for 1995 for the Company's executive officers.

         Under the incentive plan for the executive officers of the Company, three factors are taken into consideration in determining the amount of their annual bonuses. The first and most significant is the Company's earnings before interest and taxes as defined in the Plan, "EBIT"; the second is performance of the individual against functional objectives established for his position; and the third is a subjective evaluation of the individual's performance. The target bonus for each officer, other than the Chief Executive Officer and the Treasurer, is 25% of the individual's base salary. In the case of the Chief Executive Officer, the target bonus is 40% of base salary (an increase of 5% over 1994's target). The target bonus for the Treasurer, who is also the Corporate Controller, is 20% of base salary. Depending upon the relationship of the Company's actual EBIT for the year to the amount of EBIT fixed by the Board of Directors at the start of the year as the target for the year, the bonus can range from zero to 150% of the targeted amount. The consideration of EBIT is also the most significant factor in determining the annual bonuses paid to all other salaried and hourly workers under the employee incentive plan so that all executive officers and employees have a common standard of measure.

         Both the Pittman Division and the fastener operations of the Company exceeded the EBIT targets set forth in their respective business plans for the year 1995, and, as a result, the bonuses under the incentive plans exceeded targeted awards for all participants.

         With respect to the Chief Executive Officer, 50% of the 1995 bonus is based upon EBIT of the Company; 25% is based upon the Company's return on equity; and 25% is based upon the Committee's subjective analysis of his performance.

         The bonus paid to the Chief Executive Officer for the year 1995 was determined in accordance with the provisions of the incentive plan and reflects, in the opinion of the Committee, appropriate rewards for the outstanding successes achieved during the year. As a result of these successes, that portion of the Chief Executive Officer's bonus dependent upon EBIT and the achievement of his functional objectives was 126.44% of the target amount, and that portion of the bonus which is based upon the Committee's subjective analysis of his performance, which under the Plan cannot exceed 25% of the target amount, was fixed at the full 25% of the target amount. Accordingly, the total bonus paid to the Chief Executive Officer for 1995 was $129,416. This bonus was $21,416 or 19.83% above the target amount. In determining the amount of the discretionary portion of the bonus payable to the Chief Executive Officer, the Committee took into account, among other things, the outstanding success of the Company for the year (sales grew by 16.3% over 1994, and earnings per share increased from $6.12 for 1994 to $8.08 for 1995, a 32% increase) and the strong executive team which he has been most instrumental in assembling for the Company.

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation paid in excess of $1 million to each of the corporation's chief executive officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Committee did not consider the deductibility for federal tax purposes of the compensation paid to the Chief Executive Officer and the Named Executive Officers under the provisions of Section 162(m) given their current compensation levels. The Committee intends to take the necessary steps to conform the Company's policies with respect to executive compensation in order to comply with the provisions of Section 162(m) if and at such time as the deductibility thereof becomes affected by such provisions.


                                        Respectfully submitted by the
                                        Compensation Committee of the
                                        Board of Directors,

                                        Willard S. Boothby, Jr.
                                        Lewis W. Hull
                                        Thomas M. Hyndman, Jr.
                                        Daryl L. Swanstrom

Performance Graph

         The following performance graph compares the cumulative total stockholder return on the Company's Common Stock with the AMEX Market Value Index and the following combined Standard & Poor's line-of-business indices (the "S&P Indices"): Electronics-Semiconductor Companies; Electronics-Instrumentation Companies; Office Equipment Companies; and Communications Equipment Manufacturers. The S&P Indices consist of companies that are representative of the lines of business that generate the major portion of the Company's revenues.

                                    [GRAPHIC]


                          TOTAL STOCKHOLDER RETURNS(1)


        In the printed document there is a performance graph which depicts the following plot points:


                                              Indexed Returns
                                               Years Ending
      Company/Index         Dec 90  Dec 91   Dec 92   Dec 93   Dec 94   Dec 95
==============================================================================
Penn Engineering & Mfg Corp   100   142.92   200.16   260.90   242.04   571.92
American Stock Exchange Ind   100   128.22   129.57   154.86   140.75   177.93
Peer Group                    100   147.34   197.40   254.33   293.50   405.18




(1) The comparisons of total return on investment (change in year end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on December 31, 1990 in each of the Company's Common Stock, the AMEX Market Value Index and the S&P Indices with the investment weighted on the basis of market capitalization.

Pension Plan

         The following table is representative of the annual benefits payable under the Company's qualified retirement plans to an employee currently age 65 whose annual compensation remained unchanged during the last five years of employment and whose benefits will be paid for the remainder of the employee's life.

                               Pension Plan Table



                                                                        Years of Service
                                               -----------------------------------------------------------------
Annual Compensation                                10                  20                 30                40
- -------------------                               ----                ----               ----              ---
$75,000.....................................   $  9,045              $18,090           $27,135           $36,180
100,000.....................................     12,170               24,340            36,510            48,680
125,000.....................................     15,295               30,590            45,885            61,180
150,000.....................................     18,420               36,840            55,260            73,680
175,000.....................................     18,420               36,840            55,260            73,680
200,000.....................................     18,420               36,840            55,260            73,680
300,000.....................................     18,420               36,840            55,260            73,680
400,000.....................................     18,450               36,840            55,260            73,680
500,000.....................................     18,420               36,840            55,260            73,680


         Credited full years of service for the five officers listed in the Summary Compensation Table are as follows: Kenneth A. Swanstrom, 35 years; Mark
W. Simon, 19 years; Martin J. Bidart, 5 years; Raymond L. Bievenour, 5 years; and Richard B. Ernest, 34 years. The covered compensation under the Pension Plan Table is that amount shown in the salary and bonus columns of the Summary Compensation Table. The amounts shown in the Pension Plan Table do not reflect any deduction for social security or other offset amounts. Benefits are subject to maximum limitations under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, with regard to 1995, the maximum salary that can be recognized under the plan is $150,000 and the maximum annual benefit at age 65 is limited to $120,000. The foregoing Pension Plan Table may be used for all five officers, except for Kenneth A. Swanstrom, who is entitled to a higher benefit due to plan provisions protecting prior accrued benefits. Mr. Swanstrom's projected annual benefit at age 65, after 44 years of service, will be $103,629.

Director Compensation

         The Company's non-employee directors each receive an annual retainer of $10,000 plus a fee of $750 for each meeting attended and reimbursement of travel expenses. Employees who are directors of the Company each received a fee of $50 for each meeting attended in 1995 and will receive $250 per meeting attended in 1996. Members of the Audit Committee and the Compensation Committee each receive a fee of $500 for each meeting attended plus reimbursement of travel expenses.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires that the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Commission. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period January 1, 1995 through December 31, 1995, all filing requirements applicable to its officers and directors were complied with, except that the initial reports of ownership of two trusts established under the Will of Klas A. Swanstrom were not filed on a timely basis.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Engineered Components/Spyraflo, Inc., which is engaged in the manufacturing and distribution of various products, is an authorized distributor for the Company's products in Florida, Alabama, Georgia and South Carolina. As such, Engineered Components/Spyraflo, Inc. maintains an inventory of the Company's products which Engineered Components/Spyraflo, Inc. purchases from the Company at the Company's standard distributor prices for resale to Engineered Components/Spyraflo, Inc.'s customers. In 1995, net sales by the Company to Engineered Components/Spyraflo, Inc. were $7,932,000, and net purchases by the Company from such company were $323,000. At December 31, 1995, the Company had trade receivables balances due from this company of $778,000. Daryl L. Swanstrom, a director of the Company and a member of the Compensation Committee, is President and sole stockholder of Engineered Components/Spyraflo, Inc.

                              ELECTION OF AUDITORS

         Deloitte & Touche LLP served as the Company's independent public accountants for the Company's 1995 fiscal year. Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the election of Deloitte & Touche LLP as auditors for the Company for its 1996 fiscal year. The Company has been advised by such firm that none of its members or any of its associates has any direct financial interest or material indirect financial interest in the Company or its subsidiaries. Election of Deloitte & Touche LLP will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting.

         A representative of Deloitte & Touche LLP will attend the Annual Meeting. This representative will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to any appropriate questions presented by the stockholders at the Annual Meeting.

                         PROPOSAL TO AMEND THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

Description of the Amendment and the Stock Dividend

         At the Annual Meeting, the stockholders will be asked to consider and vote upon an amendment in the form attached hereto as Exhibit A (the "Amendment") to Article IV of the Company's Certificate of Incorporation to: (i) reclassify the Company's existing $1.00 par value per share Common Stock (the "Prior Common Stock") as Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), (ii) authorize a new class of non-voting common stock, designated as Common Stock, $.01 par value per share (the "Common Stock"), (iii) increase the number of authorized shares of capital stock of the Company from 3,000,000 shares to 23,000,000 shares, consisting of 20,000,000 shares of Common Stock and 3,000,000 shares of Class A Common Stock, and (iv) establish the rights, powers and limitations of the Common Stock and the Class A Common Stock. As of April 15, 1996, 1,707,082 shares of the Prior Common Stock were outstanding leaving 1,292,918 shares available for issuance.

         If the Amendment is approved by the stockholders of the Company, the Board of Directors intends to prepare and file a Certificate of Amendment to the Certificate of Incorporation of the Company in accordance with the Amendment, which will become effective (the "Effective Date") immediately upon acceptance of the filing by the Secretary of State of Delaware. The Board of Directors would then have the power without soliciting stockholder approval to issue the additional authorized shares, except to the extent that such approval may be required by law, and such shares may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors in its discretion may determine, without further action by the stockholders. The future issuance by the Company of shares of Common Stock may dilute the equity ownership position of current holders of Common Stock and Class A Common Stock. Although the Board of Directors presently intends to file the Certificate of Amendment if the proposal is approved by the stockholders at the Annual Meeting, the resolution of stockholders will reserve to the Board of Directors the right to defer or abandon the proposal and not file such Certificate of Amendment even if the Amendment is approved by the stockholders.

         If the Board elects to file the Certificate of Amendment, promptly after the Effective Date, the Board of Directors presently intends to authorize a distribution of three shares of Common Stock for each share of Prior Common Stock outstanding on the record date (the "Stock Dividend"). The Stock Dividend will essentially be a four-for-one stock split. The record date for the Stock Dividend (the "Stock Dividend Record Date") has been set for May 3, 1996, and the date of distribution of the Common Stock under the Stock Dividend is expected promptly after the Amendment is approved and adopted by the stockholders. Stockholder approval of the Stock Dividend is not required by Delaware law and is not being solicited by this Proxy Statement and there is no assurance that the Stock Dividend will actually be effected.

         Upon effectiveness of the Amendment, each outstanding share of Prior Common Stock automatically will be converted into, and the certificates therefor will be deemed to represent, one share of Class A Common Stock. The Prior Common Stock certificates will no longer specify the correct designation but will represent an equal number of shares of Class A Common Stock. New certificates representing the Class A Common Stock will not be issued until further transfer of such shares to new holders or a request is received from a stockholder to replace such stockholder's Prior Common Stock certificate with a Class A Common Stock certificate. Under the provisions of the Amendment, the currently outstanding shares of Prior Common Stock will be reclassified as Class A Common Stock, which will continue to have the same rights, powers and limitations as the Prior Common Stock, except that the par value per share will be changed from $1.00 to $.01. As more fully described below, the holders of Common Stock will not be entitled to vote on any matters except as otherwise required by the Company's Certificate of Incorporation or Delaware law. At the time of the Stock Dividend, there will be no change in the relative voting power or equity of any stockholder of the Company, including members of the Swanstrom family, because the Stock Dividend will be distributed to each stockholder in proportion to the number of shares of Prior Common Stock owned on the Stock Dividend Record Date.

         The Amendment has been unanimously approved by the Company's Board of Directors, including directors who are neither a member of the Swanstrom family nor an officer or employee of the Company. The Board of Directors believes that the Amendment and the Stock Dividend are in the best interests of the Company and its stockholders and recommends a vote FOR the approval and adoption of the Amendment.

Background of the Proposal

         In recent years, a number of publicly held companies with majority or controlling ownership by their founding families have adopted dual class capitalization structures. Many companies which adopted dual class voting structures adopted such plans prior to the adoption in 1988 of Rule 19c-4 under the Exchange Act. This Rule has since been vacated by a federal appellate court decision in 1990. The American Stock Exchange, the New York Stock Exchange and the National Association of Securities Dealers, Inc. have since adopted similar rules that permit dual class structures that do not reduce the relative voting rights of the holders of an outstanding class of voting securities by the issuance of a class having greater voting rights.

          Members of the Swanstrom family together control approximately 52.4% of the voting power of the Company. See "Beneficial Ownership of Common Stock -- Principal Beneficial Owners of Common Stock." For purposes of this section, the "Swanstrom family" refers to Kenneth A. Swanstrom, Daryl L. Swanstrom and certain related trusts which beneficially owned as of April 15, 1996 an aggregate of 894,890 shares of the Prior Common Stock. The Board of Directors believes that the management and operations of the Company in recent years, which have been implemented in substantial part due to the influence and control of members of the Swanstrom family, have contributed to the growth and success of the Company. Therefore, the Board of Directors believes that maintaining the relative voting power of the Swanstrom family is in the best interests of the Company and its stockholders. Because any sales of voting stock by the Company would reduce the Swanstrom family's voting power, preservation of that voting power limits the Company's ability to sell stock in financings and the ability of members of the Swanstrom family to increase liquidity while maintaining their influence in the Company. The Board of Directors believes that the voting power of the Swanstrom family has provided the stability and absence of disruption necessary to pursue best a strategy of long-term growth of the Company.

Reasons for the Amendment; Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote "For" the Amendment.

         The Board of Directors believes that a capital structure that has two classes of common stock offers certain potential benefits to the Company and its stockholders. The Amendment enables the Company to issue Common Stock or securities convertible into Common Stock for financing, acquisition and compensation purposes without adversely affecting the voting percentage of any stockholder, including the Swanstrom family.

         The Board of Directors has given due consideration to the Amendment and the Stock Dividend and has determined that the adoption of the Amendment would be in the best interests of the Company and its stockholders. Some stockholders, on the other hand, may believe that the Amendment and the Stock Dividend are disadvantageous to the extent that they may favor long-term investors and may discourage takeovers of the Company. The Board of Directors, two of whom are members of the Swanstrom family and one who is an officer of the Company, considered this factor in reaching their recommendation. The Board of Directors believes that the Amendment is advantageous to the Company's long-term growth strategy to the extent that it may favor long-term investors and may discourage takeovers of the Company. The Board of Directors suggests that each stockholder carefully read and review the description of the Amendment and the Stock Dividend and certain effects thereof which are set forth below.

         Financing Flexibility

         The Company has followed, and continues to follow, a long-term strategy for growth. The Board of Directors believes that this strategy will best maximize the value of the Company and further believes that the voting power of the Swanstrom family has provided the stability and absence of disruption necessary to best pursue this strategy. Implementation of the Amendment would provide the Company with increased flexibility in the future to issue common equity in connection with acquisitions and to raise equity capital or to issue convertible debt as a means to finance future growth without diluting the voting power of the Company's existing stockholders, including the Swanstrom family. The Common Stock may also be used, rather than voting Class A Common Stock, for the Company's stock benefit plans. The Company has no current plans to issue additional shares of Class A Common Stock.

         Stockholder Flexibility

         Under the Amendment and the Stock Dividend, stockholders desiring to maintain their voting position would be able to do so even if they decide to sell or otherwise dispose of shares of Common Stock. The Amendment therefore gives all stockholders, including the Swanstrom family, increased flexibility to dispose of a portion of their equity interest in the Company without necessarily affecting their relative voting power. It is the present intention of members of the Swanstrom family to hold the shares of Class A Common Stock and to sell shares of Common Stock if they sell any shares.

         Also, stockholders who are interested in maintaining their voting power in the Company might be more willing to sell or otherwise dispose of part of their holdings if the sale or other disposition would not decrease their relative voting power, which may result in increased trading of shares and increased liquidity.

         Continuity

         The adoption of the Amendment and the issuance of the Stock Dividend should reduce the risk of disruption in the continuity of the Company's long-term plans and objectives that could otherwise result if the members of the Swanstrom family find it necessary to sell a significant block of stock for diversification, to satisfy estate tax obligations or for other reasons. Implementation of the proposal would allow members of the Swanstrom family to continue to exercise control over a substantial portion of the Company's voting power even if members of the Swanstrom family chose to reduce their total equity position significantly, and to exercise additional estate planning flexibility by determining the succession of voting control through gifts or bequests of Class A Common Stock to their heirs. Therefore, the Amendment and the Stock Dividend may provide a basis for continuity pursuant to such plans and objectives, if and when such circumstances arise, and should reduce the risk that the Company could at some future date be compelled to consider a sale of the Company in an environment that could be dictated to the Company and the Board of Directors by the financial circumstances of the members of the Swanstrom family or by third parties who may be anticipating or speculating about such circumstances.

         Key Employees

         Implementation of the Amendment and the Stock Dividend should allow all employees to continue to concentrate on other responsibilities without undue concern that the future of the Company could be affected by real or perceived succession issues or an unwanted takeover that could otherwise be triggered by any substantial divestiture by the Swanstrom family in the future. By reducing the uncertainty that could result if members of the Swanstrom family should dispose of a significant block of Prior Common Stock, the Amendment and the Stock Dividend may, therefore, enhance the ability of the Company to attract and retain highly qualified key employees.

         Business Relationships

         Implementation of the Amendment and the Stock Dividend may enhance the existing and potential business relationships of the Company with suppliers, customers and other parties who may become concerned about changes in control of the Company in the event the Swanstrom family holdings are diluted.

Certain Potential Disadvantages of the Proposal

         While the Board of Directors has determined that implementation of the Amendment and the Stock Dividend is in the best interests of the Company and its stockholders, the Board of Directors recognizes that implementation of the Amendment and the Stock Dividend may result in certain disadvantages, including the following:

         Change of Control Impact

         Members of the Swanstrom family currently own a significant portion of the Prior Common Stock and collectively have effective voting control over the Company. Regardless of whether the Amendment is adopted and the Stock Dividend is implemented, the Swanstrom family will maintain the ability to keep or dispose of such voting control. Implementation of the proposal will allow members of the Swanstrom family to continue to exercise voting control even if some or all of them choose to reduce their holdings of shares of Common Stock. Implementation of the proposal is likely to limit the future circumstances in which a sale or transfer of equity by the Swanstrom family could lead to a merger proposal or tender offer that is not acceptable to the Swanstrom family or a proxy contest for the removal of incumbent directors. Consequently, the Amendment and the Stock Dividend might reduce the possibility that stockholders of the Company may sell their shares at a premium over prevailing market prices and make it more difficult to replace the current Board of Directors and management of the Company.

         Although the Board of Directors currently intends to utilize the additional shares of Common Stock solely for the purposes set forth above, such shares could also be used by the Board of Directors to dilute the stock ownership of persons seeking to obtain control of the Company, thereby possibly discouraging or deterring a nonnegotiated attempt to obtain control of the Company and making removal of incumbent management more difficult. The proposal, however, is not a result of, nor does the Board of Directors have knowledge of, any effort to accumulate the Company's capital stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to the Board of Directors or otherwise. Because the Swanstrom family owns beneficially approximately 52.4% of the Company's outstanding Prior Common Stock and, after the consummation of the Stock Dividend, will continue to own approximately 52.4% of the Company's outstanding Class A Common Stock, the likelihood of a nonnegotiated attempt to obtain control of the Company is remote.

         State Statutes

         Some state securities statutes contain provisions which, due to the issuance of Common Stock, may restrict an offering of equity securities by the Company or the secondary trading of its equity securities in such states. However, due to exemptions or for other reasons, the Company does not believe that such provisions will have a material adverse effect on the amount of equity securities which the Company will be able to offer, or on the price obtainable for such equity securities in such an offering, or in the secondary trading market for the Company's equity securities.

         Acquisition Accounting

         The Common Stock may not be used to effect a business combination to be accounted for using the "pooling of interests" method. For such method to be used, the Company would be required to issue shares of Class A Common Stock as the consideration for the combination.

         Brokerage Costs; Security for Credit

         As typical in connection with any stock split, brokerage charges and stock transfer taxes, if any, may be somewhat higher with respect to purchases and sales of Common Stock and Class A Common Stock after the Stock Dividend, assuming transactions of the same dollar amount, because of the increased number of shares involved.

         The Company does not expect that the adoption of the Amendment and the implementation of the Stock Dividend will affect the ability of holders to use the Common Stock or Class A Common Stock as security for the extension of credit by financial institutions, securities brokers or dealers.

         Investment by Institutions

         Implementation of the proposal may affect the decision of certain institutional investors that would otherwise consider investing in the Prior Common Stock. The holding of non-voting common stock may not be permitted by the investment policies of certain institutional investors.

         Interests of Certain Persons

         The Swanstrom family has an interest in the implementation of the Amendment and the Stock Dividend because, as noted above, the proposal may enhance the ability of members of the Swanstrom family to retain voting control of the Company even if they dispose of a substantial portion of their shares of Common Stock. See "Reasons for the Amendment; Recommendation of the Board of Directors."

Description of the Common Stock and the Class A Common Stock

         As indicated above, the Amendment will reclassify the Prior Common Stock into Class A Common Stock and create a new Common Stock. The rights, powers and limitations of the Common Stock and the Class A Common Stock are set forth in full in the proposed Article IV of the Company's Certificate of Incorporation. The full text of Article IV as proposed to be amended is set forth as Exhibit A to this Proxy Statement and incorporated herein by reference. The following summary should be read in conjunction with, and is qualified in its entirety by reference to, such Exhibit A.

         Voting

         The holders of the shares of Class A Common Stock are entitled to one vote on any matter to be voted on by the stockholders of the Company. There is no provision in the Company's Certificate of Incorporation permitting cumulative voting. The holders of shares of Common Stock are not entitled to vote on any matter to be voted on by the stockholders of the

Company, except as required under the Delaware General Corporation Law (the "DGCL").

         Under the Certificate of Incorporation of the Company, as proposed to be amended, and the DGCL, only the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote will be required to amend the Certificate of Incorporation or to authorize additional shares of Common Stock or Class A Common Stock; and the affirmative vote of the holders of a majority of the Class A Common Stock will be required to approve any merger or consolidation of the Company with or into any other corporation or sale of substantially all its assets or to approve the dissolution of the Company, subject to certain existing antitakeover provisions of the Company's Certificate of Incorporation that would require the vote of the holders of at least 80% of the outstanding Class A Common Stock if such transaction is not approved by the requisite vote of the Company's Board of Directors.

         The holders of the Class A Common Stock will elect the entire Board of Directors. In addition, as permitted under the DGCL, the Certificate of Incorporation, as amended, will provide that the number of authorized shares of either class may be increased or decreased, but not below the number of shares then outstanding, by the affirmative vote of the holders of a majority of the Class A Common Stock.

         Under the DGCL, the holders of Common Stock will be entitled to vote on proposals to change the par value of the Common Stock or to alter or change the powers, preferences or special rights of the shares of Common Stock, which may affect them adversely.

         Dividends and Distributions

         Each share of Common Stock and Class A Common Stock will be equal in respect to dividends and other distributions in cash, stock or property, including distributions in connection with any recapitalization and upon liquidation, dissolution or winding up of the Company, except that (i) a dividend or distribution in cash or property on a share of Common Stock may be greater than any dividend or distribution in cash or property on a share of Class A Common Stock, and (ii) dividends or other distributions payable on the Common Stock and Class A Common Stock in shares of capital stock shall be made to all holders of the Common Stock and Class A Common Stock and may be made (a) in shares of Common Stock to the holders of Common Stock and to the holders of Class A Common Stock, (b) in shares of Class A Common Stock to the holders of Class A Common Stock and in shares of Common Stock to the holders of Common Stock, or (c) in any other authorized class or series of capital stock to the holders Common Stock and Class A Common Stock. In no event will either Common Stock or Class A Common Stock be split, subdivided or combined unless the other is proportionately split, subdivided or combined.

         Although the Board of Directors would have authority under the Certificate of Incorporation, as amended by the Amendment, to pay dividends and make distributions on the Common Stock in amounts greater than on the Class A Common Stock, the Board of Directors currently intends that, if any dividends are paid, both classes will be paid on an equal share basis.

         There are no redemption or sinking fund provisions applicable to the Common Stock or the Class A Common Stock. Holders of Common Stock and Class A Common Stock are not subject to further calls or assessments by the Company. All outstanding shares of Common Stock, when validly issued, will be fully paid and non-assessable.

         Except as otherwise required by the DGCL or as otherwise provided in the Company's Certificate of Incorporation, each share of Common Stock and each share of Class A Common Stock have identical powers, preferences and rights in all other respects.

         Mergers and Consolidations

         Each holder of Common Stock will be entitled to receive the same per share consideration as the per share consideration, if any, received by any holder of the Class A Common Stock in a merger or consolidation of the Company.

         Convertibility

         Neither the Common Stock nor the Class A Common Stock will be convertible into another class of common stock or any other security of the Company.

          In the event, however, that the Swanstrom family ceases to own beneficially not less than an aggregate of 40% of the then outstanding shares of Class A Common Stock, (i) all of the then issued shares of Common Stock will automatically convert into an equal number of shares of Class A Common Stock, and (ii) all rights, warrants or options to purchase shares of Common Stock, or other securities convertible into shares of Common Stock, will be converted into similar rights to purchase, or convert into, an equal number of shares of Class A Common Stock.

         Transferability; Trading Market

         Like the Prior Common Stock, the Common Stock and the Class A Common Stock will be freely transferable. The Company intends to file listing applications with the American Stock Exchange (the "AMEX") with respect to the Common Stock and the Class A Common Stock and, like the Prior Common Stock, it is expected that both such classes will be listed on the AMEX. The Company also intends to file applications with the New York Stock Exchange (the "NYSE") that would permit shares of Common Stock and the Class A Common Stock to be listed on the NYSE, and concurrently delisted from AMEX, although there can be no assurance that such NYSE listing will be obtained.

         Increase in Authorized Capital Stock; Change in Par Value

         The Company's Certificate of Incorporation presently authorizes 3,000,000 shares of the Prior Common Stock. The Amendment would increase the total authorized number of shares of capital stock from 3,000,000 to 23,000,000, authorizing the issuance of up to 20,000,000 shares of Common Stock and up to

3,000,000 shares of Class A Common Stock. After implementation of the Amendment and the Stock Dividend, 5,121,246 shares of Common Stock and 1,707,082 shares of Class A Common Stock would be issued and outstanding. Approximately 14.9 million shares of Common Stock and 1.3 million shares of Class A Common Stock would therefore be available for issuance from time to time for any proper corporate purpose, including stock splits, stock dividends, acquisitions, stock option plans, funding of employee benefit plans and public and private equity offerings. No further action or authorization by the stockholders would be necessary prior to the issuance of the additional shares of Common Stock or Class A Common Stock authorized pursuant to the Amendment unless applicable laws or regulations would require such approval in a given instance.

         The Amendment would not increase the number of shares of voting Class A Common Stock that could be issued, but would only authorize a larger number of shares of Common Stock. A larger amount of Common Stock is necessary in the event the Company effects any stock splits or stock dividends on the Company's capital stock. The Board of Directors also believes that it is desirable to have the additional authorized shares of capital stock available for possible future financing and acquisition transactions, and other general corporate purposes. Having such additional authorized shares of capital stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense or delay of a special stockholders' meeting. The Company does not presently have any agreement, understanding, arrangement or plans that would result in the issuance of any of the additional shares of capital stock to be authorized except as set forth in the Amendment, pursuant to the Stock Dividend and under the proposed 1996 Equity Incentive Plan and the 1996 Stock Purchase Plan. Unissued shares of capital stock could be issued in circumstances that would serve to preserve control of the Company's then existing management. The Amendment will permit the holders of a majority of the outstanding shares of the Class A Common Stock to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock or Class A Common Stock.

Stockholder Information

         The Company intends to deliver to the holders of Common Stock the same proxy statements, annual reports and other information and reports as it delivers to holders of Class A Common Stock.

Certain Effects of the Amendment

         Effects on Relative Ownership and Voting Power

         Because the Amendment provides that each whole share of Prior Common Stock will be reclassified and changed into one share of Class A Common Stock and because the Stock Dividend is to be made to all stockholders in proportion to the number of shares of Class A Common Stock owned on the Stock Dividend Record Date by each stockholder, the relative ownership interest and voting power of each holder of a whole share of Prior Common Stock will be the same immediately after effectiveness of the Amendment and Stock Dividend as it was immediately prior thereto. Consequently, assuming that the members of the Swanstrom family retain the shares of Class A Common Stock, the Amendment will not alter the Swanstrom family's present voting position in the Company.

         Stockholders who sell their shares of Class A Common Stock after the Stock Dividend will lose a greater amount of voting control in proportion to equity than they would have prior to the Stock Dividend. At the same time, stockholders desiring to maintain a long-term investment in the Company will be free to continue to hold the Class A Common Stock and retain the benefits of the voting power attached to such Class A Common Stock.

         As of the date of this Proxy Statement members of the Swanstrom family owned an aggregate of approximately 52.4% of the outstanding Prior Common Stock of the Company. Accordingly, the Swanstrom family will receive an aggregate of approximately 52.4% Common Stock and Class A Common Stock in connection with the Amendment and the Stock Dividend.

         If the Swanstrom family, following the Stock Dividend, were to sell all of the shares of Common Stock received in the Stock Dividend, the Swanstrom family would still have approximately 52.4% of the voting power assuming no other change. The foregoing is for illustrative purposes only and is in no way intended to suggest that the Swanstrom family has any intention of selling any or all of its shares of Common Stock or Class A Common Stock following the Stock Dividend. It is the present intention of members of the Swanstrom family to hold the shares of Class A Common Stock and to dispose of shares of Common Stock if they dispose of any shares.

         Effect on Market Price

         The market price of shares of the Company's Common Stock and Class A Common Stock after the distribution of the Stock Dividend will depend on many factors, including, among others, the future performance of the Company, general market conditions and conditions relating to companies similar to the Company and the industry in general. Accordingly, the Company cannot predict the market prices at which the Common Stock and the Class A Common Stock will trade following the adoption of the Amendment and the distribution of the Stock Dividend or whether one class will trade at a premium over the other class.

         Trading Market

         Upon effectiveness of the Amendment, approximately 1.7 million shares of Class A Common Stock will be issued and outstanding. After the Stock Dividend, approximately 5.1 million shares of Common Stock will be issued and outstanding. To minimize dilution of voting power to existing stockholders, the Company is more likely to issue additional shares of Common Stock than Class A Common Stock in the future to raise equity, finance acquisitions or fund employee benefit plans. Furthermore, members of the Swanstrom family are more likely to dispose of Common Stock over time than Class A Common Stock. Any such issuance of additional Common Stock by the Company or dispositions of Common Stock by members of the Swanstrom family or other major stockholders may serve to further increase market activity in Common Stock relative to the Class A Common Stock.

         Effect on Book Value and Earnings Per Share

         Although the interest of each stockholder in the total equity of the Company will remain unchanged as a result of the Stock Dividend, the issuance of the Common Stock pursuant to the Stock Dividend will, like any stock dividend, cause the book value and earnings per share of the Company to be adjusted to reflect the increased number of shares outstanding. Although effected in the form of a dividend, for accounting purposes, the Stock Dividend will have the same effect as a four-for-one stock split.

         Federal Income Tax Consequences

         The Company believes that, in general, for federal income tax purposes
(i) neither the reclassification of the Prior Common Stock into Class A Common Stock nor the Stock Dividend of Common Stock will be taxable to a stockholder of the Company, (ii) neither the Common Stock nor the Class A Common Stock will constitute "Section 306 stock" within the meaning of Section 306(c) of the Code,
(iii) the cost or other basis of each share of Prior Common Stock will be apportioned among the new shares of Common Stock and Class A Common Stock in proportion to the fair market value of the shares of each class of stock on the date of the Stock Dividend, and (iv) the holding period for each new share of Common Stock and Class A Common Stock will include such stockholder's holding period for the old share of Prior Common Stock with respect to which the Common Stock and Class A Common Stock is distributed. Stockholders are urged to seek the advice of their own tax advisors on this matter and on state income tax matters.

         Registration Provisions of the Act

         Because the Prior Common Stock will be reclassified as Class A Common Stock with essentially the same rights, powers and limitations, the redesignation is not an "offer," "offer to sell," "offer for sale" or "sale" of a security within the meaning of Section 2(3) of the Securities Act of 1933, as amended (the "Act"), and will not involve the substitution of one security for another under Rule 145 thereunder. In addition, the Stock Dividend of Common Stock will not involve a "sale" of a security under the Act or Rule 145. Consequently, the Company is not required to register and has not registered the Common Stock or the Class A Common Stock under the Act.

         Because the Amendment and the Stock Dividend do not constitute a "sale" of either Common Stock or Class A Common Stock under the Act, stockholders will not be deemed to have purchased such shares separately from the Prior Common Stock under the Act and Rule 144 thereunder. Class A Common Stock held immediately upon effectiveness of the Amendment and shares of Common Stock received in the Stock Dividend, other than any such shares held by affiliates of the Company within the meaning of the Act, may be offered for sale and sold in the same manner as the Prior Common Stock without registration under the Act. Affiliates of the Company, including members of the Swanstrom family, will continue to be subject to the restrictions specified in Rule 144 under the Act.

         AMEX Criteria; NYSE Criteria

         The Prior Common Stock is currently traded on the AMEX and the Company intends to apply to trade the Common Stock and the Class A Common Stock on the AMEX. The Amendment is intended to comply with the rules of AMEX that prohibit the disparate reduction or restriction of the voting rights of existing stockholders through any corporate action or issuance. The purpose of the rule is to prohibit stock issuances and other corporate actions that have a "disenfranchising effect" on existing stockholders. The NYSE has a similar rule. The Company presently anticipates that both the Common Stock and the Class A Common Stock will be traded on the AMEX. Future issuances of either Common Stock or Class A Common Stock may be subject to further AMEX approval.

         The Company intends to take such steps as may be required to qualify the Common Stock and the Class A Common Stock for listing on the NYSE, and concurrently to delist such classes from the AMEX, if the requirements of the NYSE are satisfied. There is no assurance, however, that the Common Stock and the Class A Common Stock will so qualify and that approval for listing by the NYSE will be obtained.

Vote Required

         Approval of the Amendment will require the affirmative vote of the holders of a majority of the shares of Prior Common Stock of the Company outstanding and entitled to vote. Abstentions and broker non-votes are considered shares of stock outstanding and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention or broker non-vote will therefore have the practical effect of voting against approval of the Amendment because it represents one fewer vote for approval of the Amendment. The Board of Directors recommends a vote FOR approval and adoption of the Amendment.

                         PROPOSAL TO ADOPT THE COMPANY'S
                           1996 EQUITY INCENTIVE PLAN

Description of the 1996 Equity Incentive Plan

         The Board of Directors of the Company adopted the 1996 Equity Incentive Plan (the "1996 Plan") on April 17, 1996, subject to stockholder approval. The purpose of the 1996 Plan is to further the growth, development and financial success of the Company by providing additional incentives to those officers and key employees who are responsible for the management and affairs of the Company, which will enable them to participate in the growth of the value of the capital stock of the Company.

         The 1996 Plan permits the granting of options to purchase Common Stock of the Company ("Options"), including Options intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Code, and Options not intended to so qualify ("Non-Qualified Stock Options") to those officers and key employees of the Company who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company. Directors of the Company who are not also officers or employees of the Company are not eligible to participate in the 1996 Plan.

         Approximately 50 persons are eligible to participate in the 1996 Plan, including executive officers of the Company. No Options have yet been granted to any person and no determination has been made as to the allocation of grants of Options to specific employees under the 1996 Plan.

         The total number of shares of the Company's non-voting Common Stock that may be the subject of Options granted under the 1996 Plan may not exceed 500,000 shares in the aggregate. If an Option expires or is terminated for any reason without having been fully vested or exercised, the number of shares subject to such Option which have not been purchased or become vested may again be made subject to an Option under the 1996 Plan. Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the 1996 Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company.

         The 1996 Plan will be administered by a committee (the "Committee") of at least three persons appointed by the Company's Board of Directors, none of whom is eligible to receive Options under the 1996 Plan. The Committee is authorized to (i) interpret the provisions of the 1996 Plan and decide all questions of fact arising in its application; (ii) select the employees to whom Options are granted, and determine the timing, type, amount, size and terms of each such grant; and (iii) make all other determinations necessary or advisable for the administration of the 1996 Plan. The Compensation Committee of the Board of Directors will initially administer the 1996 Plan.

Incentive and Non-Qualified Options

         The exercise price of the shares subject to Options will be set by the Committee but may not be less than 100% of the fair market value of such shares on the date the Option is granted as determined by the Committee.

         Options will be evidenced by written agreements in such form not inconsistent with the 1996 Plan as the Committee shall approve from time to time. Each Option will become exercisable in four installments of 25% of the shares subject to the Option commencing the first, second, third and fourth anniversary, respectively, after the grant date of the Option. The Committee may accelerate the exercisability of any installments upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. Unless the Committee accelerates exercisability, no Option that is unexercisable at the time of the optionee's termination of employment may thereafter become exercisable. No Option may be exercised after ten years from the date of grant.

         An outstanding Non-Qualified Option that has become exercisable generally terminates one year after the termination of employment due to death, retirement or total disability and three months after employment termination for any reason other than retirement, total disability or death. Incentive Stock Options that have become exercisable generally will terminate one year after termination of employment due to total disability or death and three months after an employment termination for any other reason. No Option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, the Option may be exercised only by the optionee.

         The Committee will determine whether Options granted are to be Incentive Stock Options meeting the requirements of Section

422 of the Code. Incentive Stock Options may be granted only to eligible employees. Any such optionee must own less than 10% of the total combined voting power of the Company or of any of its subsidiaries unless at the time such Incentive Stock Option is granted the price of the Option is at least 110% of the fair market value of the Common Stock subject to the Option and, by its terms, the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. An optionee may not receive Incentive Stock Options for shares that first become exercisable in any calendar year with an aggregate fair market value determined at the date of grant in excess of $100,000.

         The option price must be paid in full at the time of exercise unless otherwise determined by the Committee. Payment must be made in cash, in shares of the Company's Common Stock valued at their then fair market value, or a combination thereof, as determined in the discretion of the Committee. It is the policy of the Committee that any taxes required to be withheld must also be paid at the time of exercise. An optionee will be restricted from selling shares of Common Stock purchased upon exercise of an Option until a period of two years have elapsed from the date the Option was exercised, subject to the removal of such restriction in the discretion of the Committee.

Amendment and Termination

         The 1996 Plan will remain in effect until all Options granted under the 1996 Plan have been satisfied by the issuance of shares, except that no Option may be granted under the 1996 Plan after April 16, 2006. Without stockholder approval, no amendments may be made to the 1996 Plan to: (i) materially increase the maximum number of shares that may be issued under the 1996 Plan, except to reflect adjustments in capitalization as described in the 1996 Plan; (ii) materially increase the benefits accruing to participants under the 1996 Plan; or (iii) materially modify requirements for eligibility for participation under the 1996 Plan. In all other respects, the 1996 Plan can be amended, modified, suspended, or terminated by the Board of Directors of the Company or the Committee, except that no modification, amendment or termination may be made to the 1996 Plan, without the consent of an optionee, if such modification, amendment or termination will affect the rights of the optionee under an Option previously granted.

Federal Income Tax Consequences

         The 1996 Plan is not qualified under Section 401(a) of the Code. The following description, which is based on existing laws, sets forth generally certain of the federal income tax consequences of the Options under the 1996 Plan. This description may differ from the actual tax consequences of participation in the 1996 Plan.

         An employee receiving an Option will not recognize taxable income upon the grant of the Option, nor will the Company be entitled to any deduction on account of such grant. In the case of Non-Qualified Stock Options, the optionee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. When the optionee disposes of the shares acquired upon exercise of the Option, the employee will generally recognize capital gain or loss equal to the difference between (i) the selling price of the shares and (ii) the sum of the option price and the amount included in his income when the Option was exercised. Such gain will be long-term or short-term depending upon whether the shares were held for more or less than one year after the date of exercise.

         Incentive Stock Options granted under the 1996 Plan are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time. However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference. This tax preference will be included in the optionee's computation of his alternative minimum tax.

         If the optionee does not dispose of the shares issued to him upon the exercise of an Incentive Stock Option within one year of such issuance or within two years from the date of the grant of such Option, whichever is later, then any gain or loss realized by the optionee on a later sale or exchange of such shares generally will be a long-term capital gain or a long-term capital loss. If the optionee sells the shares during such period, the sale will be referred to as a "disqualifying disposition." In that event, the optionee will recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Option or the amount realized from the sale exceeded the amount the optionee paid for such shares. Any additional gain realized generally will be capital gain, which will be long-term or short-term depending on the holding period for the shares. If the optionee disposes of the shares by gift during such period, the transfer will be treated as a disqualifying disposition subject to the rules described herein.

         If the purchase price upon exercise of an Option is paid with shares of the Company's Common Stock already owned by the optionee, generally no gain or loss will be recognized with respect to the shares used for payment and the additional shares received will be taxed as described herein. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be treated as a "disqualifying disposition" of the shares used for payment subject to the rules described herein.

         The Company will be entitled to a tax deduction in connection with an Option under the 1996 Plan only in an amount equal to the ordinary income realized by the optionee and at the time such optionee recognizes such income, provided that applicable tax withholding requirements are met. The federal, state and local income tax consequences to any particular taxpayer will depend upon his individual circumstances. In addition, various tax legislative proposals are introduced in the Congress from time to time, and it is not possible to predict which of the various proposals introduced will be enacted into law, the form in which they finally may be enacted, the effective dates thereof or the effect on the tax consequences of participation in the 1996 Plan.

Vote Required

         Approval of the 1996 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Prior Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are considered shares of stock present in person or represented by proxy at the meeting and entitled to vote and are counted in determining the number of votes necessary for majority. An abstention from voting will therefore have the practical effect of voting against approval of the 1996 Plan because it does not represent a vote for approval. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the amendment and will have no effect on the vote. The Board of Directors recommends a vote FOR the approval of the 1996 Plan.

                APPROVAL OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

Description of the 1996 Employee Stock Purchase Plan

         The Board of Directors of the Company adopted the 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") as of April 17, 1996, subject to stockholder approval. The purpose of the Stock Purchase Plan is to provide eligible employees with an opportunity to acquire or increase their proprietary interest in the Company through the purchase of the Company's non-voting Common Stock at a discount from current market prices. The Stock Purchase Plan is intended to meet the requirements of Section 423 of the Code.


         The total number of shares of the Company's Common Stock that are available for issuance under the Stock Purchase Plan is 150,000 shares. Appropriate adjustments in the number or kind of shares reserved for sale under the Stock Purchase Plan are provided for in the event of a stock split, stock dividend, share combination or spin-off and certain other types of corporate transactions involving the Company, including mergers, consolidations, reorganizations and reclassifications.

         The Stock Purchase Plan is administered by a committee of at least three persons appointed by the Company's Board of Directors. The committee is authorized to adopt rules and regulations from time to time for carrying out the provisions of the Stock Purchase Plan. Any interpretation or construction of any provision of the Stock Purchase Plan by the committee is final and conclusive as to all persons absent contrary action by the Board of Directors. Any interpretation or construction of any provision of the Stock Purchase Plan by the Board of Directors is final and conclusive as to all persons. The Compensation Committee of the Board of Directors will initially administer the Stock Purchase Plan.

         Full-time employees of the Company or any subsidiary of the Company who have completed one month of employment prior to the beginning of an enrollment period are eligible to participate in the Stock Purchase Plan. An otherwise eligible employee may not purchase shares under the Stock Purchase Plan if exercising the right to purchase shares of the Company's Common Stock: (i) would cause the employee to own shares of the Company's Common Stock that possess 5% or more of the total combined voting power or value of all classes of the Company's stock or any subsidiary of the Company; or (ii) would cause the employee to have purchase rights under all stock purchase plans of the Company or any subsidiary of the Company that meet the requirements of Section 423 of the Code that accrue at a rate that exceeds $25,000 of fair market value of the Common Stock of the Company or any subsidiary of the Company for each calendar year in which such right is outstanding. Separation from employment for any reason constitutes an automatic withdrawal from the Stock Purchase Plan.

         The Stock Purchase Plan provides for semi-annual subscription periods, extending from January 1 through June 30 or from July 1 through December 31, respectively, beginning on July 1, 1996 and ending on June 30, 2006. Enrollment for participation in the Stock Purchase Plan shall take place during the month preceding each subscription period, which is either the period from December 1 through December 31 or the period from June 1 through June 30 of each year.

         Payroll deduction is the only payment method available for the purchase of Common Stock under the Stock Purchase Plan. Employees may invest a maximum of 10% of their base pay towards the purchase of Common Stock in any subscription period. At a minimum, an employee must authorize a payroll deduction sufficient to enable such employee to purchase at least ten shares of the Company's Common Stock in any subscription period.

         Subscriptions received under the Stock Purchase Plan during each subscription period will be held by the Company in a plan account maintained for each employee. At the end of each subscription period, the amount contained in the employee's plan account will be divided by the subscription price for the applicable subscription period, and the employee's plan account will be credited with the resulting number of whole shares. The subscription price for any subscription period will be equal to the lesser of 90% of the closing price of the Common Stock as reported on the last trading day before the first day of the enrollment period with respect to such subscription period or 90% of the closing price of the Common Stock as reported on the last trading day of such subscription period; provided that the subscription price will never be less than $.01 per share.

         No employee may assign his rights under the Stock Purchase Plan. An employee may transfer rights under the Stock Purchase Plan only by will or by the laws of descent and distribution, and such subscription rights shall be exercisable, during an employee's lifetime, only by the employee.

         Upon the discontinuance of an employee's employment with the Company or a subsidiary of the Company or an employee's withdrawal from the Stock Purchase Plan, the amount of any cash credited to the employee's Stock Purchase Plan account for the current subscription period will be refunded by the Company to the employee without interest. Withdrawal by an officer subject to Section 16 of the Exchange Act, except for withdrawal because of the discontinuance of an officer's employment with the Company or a subsidiary of the Company, will become effective only at the end of a subscription period. No further payroll deductions will be made with respect to employees who have withdrawn from the Stock Purchase Plan. An employee's withdrawal from the Stock Purchase Plan does not affect such employee's eligibility to participate in the Stock Purchase Plan during succeeding subscription periods. A retiring employee or a beneficiary of a participating employee upon the death of such employee may elect to purchase the appropriate number of whole shares of Common Stock using the date of retirement or death as though it were the last day of a subscription period.

Amendment and Termination

         The Stock Purchase Plan will remain in effect until June 30, 2006 or until all shares available for purchase are purchased under the Stock Purchase Plan. The Board of Directors of the Company has the right to terminate the Stock Purchase Plan at any time without notice, as long as no participant's existing rights are adversely affected thereby. Without stockholder approval, no amendments may be made to the Stock Purchase Plan to: (i) increase materially the benefits accruing to participants under the Stock Purchase Plan; (ii) increase the total number of shares of Common Stock subject to the Stock Purchase Plan; (iii) change the formula by which the price at which the shares of Common Stock shall be sold is determined; or (iv) change the class of employees eligible to participate in the Stock Purchase Plan.

Federal Income Tax Consequences

         The Stock Purchase Plan is intended to qualify under the provisions of
Section 423 of the Code. No income will be realized for federal income tax purposes by a participant upon the purchase of shares under the Stock Purchase Plan. For participants who do not dispose of their shares within two years after the date on which the right to purchase was granted nor within one year after their shares were purchased, the gain on sale of the shares following the end of the required holding period (or their increase in value in the event of death prior to sale) will, under the present provisions of the Code, be taxed as ordinary income to the extent of the lesser of (i) an amount equal to the difference between the fair market value of the shares on the date of grant and 90% of such value on such date or (ii) an amount equal to the difference between the fair market value of the shares at the time of disposition and the amount paid for such shares under the Stock Purchase Plan. Any additional gain will be treated as long-term capital gain assuming the shares are capital assets in the participant's hands. If a participant is entitled to long-term capital gain treatment upon a sale of the stock, the Company will not be entitled to any deduction for federal income tax purposes with respect thereto. For participants who dispose of their shares within two years after the date of grant or within one year after their shares were purchased, the gain on the sale of the shares will, under the present provisions of the Code, be taxed as ordinary income to the extent of the difference between the purchase price of the shares and the fair market value of the shares on the purchase date and such difference will be deductible by the Company for federal income tax purposes. Any additional gain will be treated as long-term or short-term capital gain, depending on whether the shares have been held for more or less than one year from the date they were purchased.

Vote Required

         Approval of the Stock Purchase Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Prior Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are considered shares of stock present in person or represented by proxy at the meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention from voting will therefore have the practical effect of voting against approval of the Stock Purchase Plan because it represents one fewer vote for approval. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the amendment and will have no effect on the vote. The Board of Directors recommends a vote FOR the approval of the Stock Purchase Plan.


                              STOCKHOLDER PROPOSALS

         Any stockholder who, in accordance with and subject to the provisions of the proxy rules of the Commission, wishes to submit a proposal for inclusion in the Company's proxy statement for the 1997 Annual Meeting of Stockholders must deliver such proposal in writing to the Secretary of the Company at the Company's mailing address in Danboro, Pennsylvania, not later than December 30, 1996.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting, but if other matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.


                       By Order of the Board of Directors,



                                                     Kenneth A. Swanstrom
                                                     Chairman of the Board

April 29, 1996

                                    EXHIBIT A

         Article IV of the Certificate of Incorporation of Penn
Engineering & Manufacturing Corp. (the "Corporation:") is hereby amended and restated in its entirety to provide as follows:

                  The total number of shares of stock which the Corporation shall have the authority to issue is 23,000,000 shares consisting of
         (i) 20,000,000 shares of Common Stock (the "Common Stock"), par value $.01 per share, and (ii) 3,000,000 shares of Class A Common Stock (the "Class A Common Stock"), par value $.01 per share. Upon a Certificate of Amendment of Certificate of Incorporation becoming effective (the "Effective Time") pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), and without any further action on part of the Corporation or its stockholders, each share of the Corporation's Common Stock, par value $1.00 per share (the "Prior Common Stock"), then issued, including shares held in the treasury of the Corporation, shall be automatically reclassified, changed and converted into one fully paid and non-assessable share of Class A Common Stock, par value $.01 per share. Any stock certificate that, immediately prior to the Effective Time, represents shares of Prior Common Stock, will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Class A Common Stock equal to the number of shares of Prior Common Stock represented by such certificate prior to the Effective Time. For purpose of Article IX of this Certificate of Incorporation, the term "Common Stock" as used in Article IX shall be deemed to refer to the Class A Common Stock.

                  The Common Stock and Class A Common Stock are hereinafter collectively referred to as the "Common Stocks." The designations and powers, preferences and rights, and the qualifications, limitations on restrictions thereof, of the above classes of stock shall be as follows:

                           (a) Rights. Except as otherwise required by law or as
                  otherwise provided in this Article IV, each share of Common Stock and each share of Class A Common Stock shall have identical powers, preferences, qualifications, limitations and other rights.

                           (b) Dividends. Subject to all of the rights of any
                  class of stock authorized after the effective date of this provision of Article IV ranking senior to the Common Stocks as to dividends, dividends may be paid upon the Common Stock and the Class A Common Stock as and when declared by the Board of Directors out of funds and other assets legally available for the payment of dividends. If and when dividends on the Common Stock and the Class A Common Stock are declared and payable from time to time by the Board of Directors whether payable in cash, in property or in shares of stock of the Corporation, the holders of the Common Stock and the holders of the Class A Common Stock shall be entitled to share equally, on a per share basis, in such dividends, except that (1) a dividend or distribution in cash or property on a share of Common Stock may be greater than any dividend or distribution in cash or property on a share of Class A Common Stock, and (2) dividends or other distributions payable on the Common Stocks in shares of any authorized class or series of capital stock of the Corporation may be made (i) in shares of Common Stock to the holders of Common Stock and in shares of Class A Common Stock to the holders of Class A Common Stock,
                  (ii) in shares of Common Stock to the holders of Common Stock and to the holders of Class A Common Stock, or (iii) in any other authorized class or series of capital stock to the holders of both classes of the Common Stocks.

                           (c) Liquidation. In the event of any liquidation,
                  dissolution or winding up of the Corporation, whether voluntary or involuntary, and after the holders of any class of stock authorized after the effective date of this provision of Article IV ranking senior to the Common Stocks as to assets shall have been paid in full the amount to which such holders shall be entitled, or an amount sufficient to pay the aggregate amount to which such holders shall be entitled shall have been set aside for the benefit of the holders of such stock, the remaining net assets of the Corporation shall be distributed pro rata to the holders of both classes of the Common Stocks.

                           (d) Merger and Consolidation. In the event of a
                  merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of Common Stock shall be entitled to receive the same per share consideration as the per share consideration, if any, received by any holder of the Class A Common Stock in such merger or consolidation.

                           (e)  Voting.

                                    (1) Except as otherwise expressly provided
                           with respect to any other class of stock and except as otherwise may be required by law or this Article IV, the Class A Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held. Except as expressly provided in this Article IV and except as otherwise required by law, the Common Stock shall have no voting rights. There shall be no cumulative voting rights in the election of directors.

                                    (2) The Common Stock shall be entitled to
                           vote separately as a class only with respect to (i) proposals to change the par value of the Common Stock, (ii) other amendments to this Article IV that alter or change the powers, preferences or special rights of the Common Stock as to affect them adversely, and (iii) such other matters as may require class voting under the DGCL.

                                    (3) The number of authorized shares of
                           Common Stock and Class A Common Stock may be increased or decreased, but not below the number of shares then outstanding, by the affirmative vote of the holders of a majority of the Class A Common Stock.

                           (f) Stock Splits. The Corporation may not split,
                  divide or combine the shares of either class of the Common Stocks unless, at the same time, the Corporation splits, divides or combines, as the case may be, the shares of the other class of the Common Stocks into the same proportion and manner.

                           (g) No Pre-emptive Rights. No stockholder of this
                  Corporation shall by reason of his holding shares of any class have any pre-emptive or preferential right to purchase or subscribe to any shares of any class of this Corporation, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities, would adversely affect the dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors, in its discretion may fix; and the Board of Directors may issue shares of any class of this Corporation, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                              (h) Issuances and Repurchases of the Common
                                  Stocks.

                                    (1) The Board of Directors shall have the
                           power to issue and sell all or any part of any class of stock herein or hereafter authorized to such persons, firms, associations or corporations, and for such consideration as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law.

                                    (2) The Board of Directors shall have the
                           power to purchase any class of stock herein or hereafter authorized from such persons, firms, associations or corporations, and for such consideration as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

                              (i) Convertibility.

                                    Neither the Common Stock nor the Class A
                           Common Stock will be convertible into another class of common stock or any other security of the Company.

                                    Notwithstanding the provisions set forth in
                           the preceding sentence, in the event that the Swanstrom family ceases to own beneficially not less than an aggregate of 40% of the then outstanding shares of Class A Common Stock, (i) all of the then issued shares of Common Stock will automatically convert into an equal number of shares of Class A Common Stock, and (ii) all rights, warrants or options to purchase shares of Common Stock, or other securities convertible into shares of Common Stock, will be converted into similar rights to purchase, or convert into, an equal number of shares of Class A Common Stock. For purposes of this subparagraph, the "Swanstrom family" shall mean Kenneth A. Swanstrom, Daryl L. Swanstrom and certain related trusts, which beneficially owned immediately prior to the Effective Time an aggregate of 894,890 shares of the Prior Common Stock.

                     PENN ENGINEERING & MANUFACTURING CORP.
             Annual Meeting of Stockholders to be held May 22, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

         The undersigned hereby constitutes and appoints Kenneth A. Swanstrom and Thomas M. Hyndman, Jr., and each or either of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Penn Engineering & Manufacturing Corp. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, Plant #2, Old Easton Road, Danboro, Pennsylvania, on Wednesday, May 22, 1996, at 2:00 p.m., and at any adjournments thereof, as follows:

                  (Continued and to be signed on reverse side)

                                                         |X| Please mark
                                                             your votes like
            ____________                                     this in blue or
              COMMON                                         black ink


                                             WITHHOLD
1. Election of Class B Directors     FOR    AUTHORITY
   Nominees: Kenneth A. Swanstrom    |_|       |_|
             Lewis W. Hull
             Mark W. Simon

Instruction: To Withhold authority, write the name of the nominee(s) in the space provided:


                                             WITHHOLD
2. Election of Class A Director     FOR     AUTHORITY
   Nominee: Frank S. Hermance       |_|        |_|



3. Approval of Auditors                       FOR      AGAINST    ABSTAIN
   Proposal to elect Deloitte & Touche LLP    |_|        |_|        |_|
   as the Company's independent public
   accountants for 1996


4. Approval of the Amendment to the           FOR     AGAINST     ABSTAIN
   Company's Certificate of Incorporation     |_|       |_|         |_|


5. Approval of the Company's 1996             FOR     AGAINST     ABSTAIN
   Equity Incentive Plan                      |_|       |_|         |_|


6. Approval of the Company's 1996             FOR     AGAINST     ABSTAIN
   Employee Stock Purchase Plan               |_|       |_|         |_|


7. In their discretion the proxies are
   authorized to vote upon such other
   matters as may properly come
   before the meeting and any
   adjournment thereof.


                                         This Proxy when properly executed will
                                         be voted in the manner directed herein
                                         by the undersigned stockholder. If no
                                         direction is made, this proxy will be
                                         voted FOR the nominees for Class B
                                         Directors set forth in proposal 1, FOR
                                         the nominee for Class A Director set
                                         forth in proposal 2 and FOR proposals
                                         3, 4, 5 and 6.

                                         -------------------------------------
                                                Signature of Stockholder


                                         -------------------------------------
                                                     Signature(s)


                                         Date:__________________________, 1996

                                         Note: Please sign your name exactly
                                         as it appears hereon.If stock is
                                         registered in more than one name, each
                                         joint owner must sign. When signing
                                         as attorney, executor, administrator,
                                         guardian or corporate officer, please
                                         give your full title as such.


 Please sign, date and return this proxy in the enclosed postage paid envelope.

          THE FOLLOWING MATERIALS ARE BEING PROVIDED TO THE COMMISSION
AND ARE NOT INCLUDED WITH THE PROXY MATERIALS TO BE DISTRIBUTED TO STOCKHOLDERS




                                                                      APPENDIX A

                     PENN ENGINEERING & MANUFACTURING CORP.

                           1996 EQUITY INCENTIVE PLAN

         1. Purpose. The purpose of the Penn Engineering & Manufacturing Corp. 1996 Equity Incentive Plan (the "Plan") is to further the growth, development and financial success of Penn Engineering & Manufacturing Corp. (the "Company") and the subsidiaries of the Company by providing additional incentives to those officers and key employees who are responsible for the management of the business affairs of the Company and/or subsidiaries of the Company, which will enable them to participate directly in the growth of the value of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining and motivating management employees of high caliber and potential. To accomplish these purposes, the Plan provides a means whereby management employees may receive stock options ("Options") to purchase the Company's nonvoting Common Stock, par value $.01 par value (the "Common Stock").

         2.       Administration.

                  (a) Composition of the Committee. The Plan shall be administered by a committee of at least three persons (the "Committee") appointed by the Company's Board of Directors. No member of the Committee shall have been, or shall be, granted Options under the Plan, or options or other awards under any other plan of the Company or any of its affiliates, in the year preceding his appointment or while serving on the Committee, except for participation in any plan in which participation would be permitted in accordance with the applicable rules of the Securities and Exchange Commission relating to disinterested administration under the Securities Exchange Act of 1934 (the "Exchange Act"). Subject to the foregoing, from time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                  (b) Authority of the Committee. The Committee shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom Options shall be granted and the type, amount, size and terms of each such grant; to determine the time when Options shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other holders of Options granted under the Plan.

         3. Stock Subject to the Plan. Subject to Section 16 hereof, the shares that may be issued under the Plan shall not exceed in the aggregate 500,000 shares of Common Stock. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

         4. Eligibility To Receive Options. Persons eligible to receive Options under the Plan shall be limited to those officers and other key employees of the Company and any subsidiary of the Company (as defined in Section 425 of the Internal Revenue Code of 1986 (the "Code") or any amendment or substitute thereto) who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company or any subsidiary of the Company. Directors of the Company who are not also officers or employees of the Company or any subsidiary of the Company shall not be eligible to participate in the Plan.

         5. Types of Options. Grants may be made at any time and from time to time by the Committee in the form of stock options to purchase shares of Common Stock. Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto ("Incentive Stock Options") or Options that are not intended to so qualify ("Nonqualified Stock Options").

         6. Option Agreements. Options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

                  (a) Type of Option. Each option agreement shall identify the Options represented thereby either as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

                  (b) Option Price. Each option agreement shall set forth the purchase price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. Subject to the limitation set forth in Section 6(d)(ii) of the Plan, the purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. The purchase price of the Common Stock subject to a Nonqualified Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee. For this purpose, fair market value on any date shall mean the closing price of the Common Stock, as reported in The Wall Street Journal (or if not so reported, as otherwise reported by the American Stock Exchange or the New York Stock Exchange or such other exchange or system on which the Common Stock shall then be listed, or if not so reported, the fair market value shall be as determined by the Committee pursuant to Section 422 of the Code.

                   (c) Exercise Term. Each Option shall vest in four cumulative installments consisting of 25% of the shares of Common Stock subject to the Option commencing on the first, second, third and fourth anniversaries after the grant date of the Option. The Committee shall have the power to permit an acceleration of exercise terms upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

                  (d) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines to be necessary or desirable in order to qualify such Option as a tax-favored Option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder) including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as a tax-favored Option within the meaning of Section 422 of the Code or any substitute therefor:

                  (i) The aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all plans of the Company) shall not exceed $100,000.

                  (ii) No Incentive Stock Options shall be granted to any employee if at the time the Option is granted to the individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

                  (iii) No Incentive Stock Options shall be exercisable more than three months (or one year, in the case of an employee who dies or becomes disabled within the meaning of Section 22(e)(3) of the Code or any substitute therefor) after termination of employment.

                  (e) Substitution of Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become, and who do concurrently with the grant of such options become, employees of the Company or a subsidiary of the Company as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or the acquisition by the Company or a subsidiary of the Company of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of the Company of stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this
Section 6 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

         7. Date of Grant. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

         8. Exercise and Payment for Shares; Restriction on Transferability of Shares. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock at fair market value, or a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose. No shares purchased upon exercise of an Option may be sold or otherwise transferred for a period of two years after the date that the Option was exercised, subject to the removal of such restriction at the discretion of the Committee.

         9. Rights upon Termination of Employment. In the event that an optionee ceases to be an employee of the Company or any subsidiary of the Company for any reason other than death, retirement, as hereinafter defined, or disability (within the meaning of Section 22(e)(3) of the Code or any substitute therefor), the optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions as may be specified by the Committee. In the event that an optionee dies, retires or becomes disabled prior to the expiration of his Option and without having fully exercised his Option, the optionee or his successor shall have the right to exercise the Option during its term within a period of one year after termination of employment due to death, retirement or disability to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions as may be specified by the Committee. As used in this Section 9, "retirement" means a termination of employment by reason of an optionee's retirement at or after his earliest permissible retirement date pursuant to and in accordance with his employer's regular retirement plan or personnel practices. Notwithstanding the provisions of Section 6(d)(iii) hereof, if the term of an Incentive Stock Option continues for more than three months after termination of employment due to retirement or more than one year after termination of employment due to death or disability, such Option shall thereupon lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.

         10. General Restrictions. Each Option granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         11. Rights of a Stockholder. The recipient of any Option under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until certificates for shares of Common Stock are issued and delivered to him.

         12. Right to Terminate Employment. Nothing contained in the Plan or in any option agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment of the Company or any subsidiary of the Company or affect any right that the Company or any subsidiary of the Company may have to terminate the employment of such optionee.

         13. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Committee, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Committee, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

         14. Non-Assignability. No Option under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient, such Option shall be exercisable only by such person or by such person's guardian or legal representative.

         15. Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

         16.      Adjustments.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Option holder the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

                  (c) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each Option holder shall have the right to exercise his Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable, or (iii) declare that an Option shall terminate at a date fixed by the Committee provided that the Option holder is given notice and opportunity to exercise his Option prior to such date.

         17. Amendment. The Committee may terminate or amend the Plan at any time, except that without stockholder approval the Committee may not (i) materially increase the maximum number of shares that may be issued under the Plan (other than increases pursuant to Section 16 hereof), (ii) materially increase the benefits accruing to participants under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his rights under an Option previously granted.

         18. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

         19. Effect on Other Plans. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary of the Company. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary of the Company unless specifically provided.

         20. Duration of the Plan. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Company's stockholders.

         21. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company or any subsidiary of the Company that damaged the Company or any subsidiary of the Company or that the optionee has disclosed confidential information of the Company or any subsidiary of the Company, the optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. The decision of the Committee in interpreting and applying the provisions of this Section 21 shall be final. No decision of the Committee, however, shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary of the Company in any manner.

         22. No Prohibition on Corporate Action. No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

         23. Indemnification. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further action on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee or the Board of Directors, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board of Directors (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee or the Board of Directors; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board of Directors unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee or the Board of Directors and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

         24.      Miscellaneous Provisions.

                  (a) Compliance with Plan Provisions. No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option until a written option agreement shall have been executed by the Company and the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee (and each person claiming under or through him) have been met.

                  (b) Approval of Counsel. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

                  (c) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to Options granted under the Plan, it is the intent of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

                  (d) Effects of Acceptance of Option. By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board of Directors and/or the Committee or its delegates.

                  (e) Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

         25. Stockholder Approval. The exercise of any Option granted under the Plan shall be subject to the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, or represented, and entitled to vote at a meeting duly held.

                                                                      APPENDIX B

                     PENN ENGINEERING & MANUFACTURING CORP.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                         As Adopted as of April 17, 1996


Section 1.  Purpose.

         The Penn Engineering & Manufacturing Corp. 1996 Employee Stock Purchase Plan has been established by Penn Engineering & Manufacturing Corp. (the "Company") for the benefit of the eligible employees of the Company and participating subsidiaries of the Company. The purpose of this Plan is to provide each eligible employee with an opportunity to acquire or increase his proprietary interest in the Company through the purchase of shares of the Company's nonvoting Common Stock, par value $.01 per share (the "Common Stock"), at a discount from current market prices. This Plan is intended to meet the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

Section 2.  Eligible Employees.

         (a) Employees eligible to participate in this Plan ("Eligible Employees") shall consist of all individuals: (i) who are full-time employees (as defined in Section 2(b) of this Plan) of the Company or any subsidiary (as defined in Section 425 of the Code) of the Company (a "Participating Subsidiary"), and (ii) who have completed one month of employment on or prior to the date on which an Enrollment Period (as hereinafter defined) begins.

         (b) A "full-time employee" is an employee of the Company or any Participating Subsidiary who works or is scheduled to work at least 1,000 hours during any calendar year. An employee who is not scheduled to work at least 1,000 hours during a calendar year, but who in fact works at least 1,000 hours during a calendar year, shall be considered a "full-time employee" once the employee works for 1,000 hours during such year.

         (c) A person who is otherwise an Eligible Employee shall not be granted any right to purchase shares of the Company's Common Stock under this Plan to the extent that: (i) based on such person's ownership of the Company's Common Stock at the time the right is granted, such right, if exercised, would cause the person to own shares of Common Stock (including shares that would be owned if all outstanding options to purchase Common Stock held by such person were exercised) that possess 5% or more of the total combined voting power or value of all classes of stock of the Company, or any subsidiary of the Company, or
(ii) such right would cause such
person to have purchase rights under this Plan and all other stock purchase plans of the Company or any subsidiary of the Company that meet the requirements of Section 423 of the Code that accrue at a rate that exceeds $25,000 of fair market value of the Common Stock of the Company or any subsidiary of the Company (determined at the time the right to purchase Common Stock under this Plan is granted) for each calendar year in which such right is outstanding. For this purpose, a right to purchase Common Stock accrues when such right first becomes exercisable during the calendar year (but the rate of accrual for any calendar year may in no event exceed $25,000 of the fair market value of the Common Stock subject to the right), and the number of shares of Common Stock under one right may not be carried over to any other right.

         (d) Notwithstanding anything to the contrary set forth in this Plan, officers of the Company or any Participating Subsidiary who are subject to
Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to their ownership of shares of the Company's Common Stock ("Section 16 Officers") shall be subject to the restrictions and conditions set forth in Sections 7(b) and 9 of this Plan.

Section 3.  Duration of Plan and Subscription Periods.

         This Plan shall be in effect from July 1, 1996 through and including June 30, 2006. During the term of this Plan, there shall be 20 semi-annual "Subscription Periods." Each Subscription Period shall extend from January 1 through June 30 or from July 1 through December 31, respectively, with the first Subscription Period beginning on July 1, 1996 and the last Subscription Period ending on June 30, 2006.

Section 4.  Enrollment and Enrollment Period.

         Enrollment for participation in this Plan shall take place during the "Enrollment Period" preceding each Subscription Period, which shall be either the period from the 1st through the 31st day of December or the period from the 1st through the 30th day of June of each year. Any person who is an Eligible Employee and who desires to subscribe for the purchase of Common Stock must file a subscription agreement during an Enrollment Period, and such employee's participation in this Plan shall commence at the outset of the next Subscription Period. Once enrolled, an Eligible Employee shall continue to participate in this Plan for each succeeding Subscription Period until such Eligible Employee terminates his participation or ceases to be an Eligible Employee. An Eligible Employee who desires to change his rate of contribution may do so effective as of the beginning of the next Subscription Period during the Enrollment Period for the next Subscription Period. An Eligible Employee who is not a Section 16 Officer may also change his rate of contribution during a Subscription Period only pursuant to Section 7(b) of this Plan.

Section 5.  Number of Shares To Be Offered.

         The total number of shares to be made available under this Plan is 150,000 shares of the Company's Common Stock. Such Common Stock may be authorized and unissued shares or shares issued and thereafter acquired by the Company. In the event the total number of shares available for purchase under this Plan are purchased prior to the expiration of this Plan, this Plan may be terminated in accordance with Section 13 of this Plan.

Section 6.  Subscription Price.

         The "Subscription Price" for each share of Common Stock subscribed for under this Plan during each Subscription Period shall be the lesser of 90% of the fair market value of such share on the last trading day before the first day of the Enrollment Period with respect to such Subscription Period or 90% of the fair market value of such share on the last trading day of such Subscription Period. The fair market value of a share shall be the closing price reported by the American Stock Exchange or the New York Stock Exchange, or such other exchange or quotation system, as the case may be, on which the shares of Common Stock are then traded, on the applicable date; provided, however, that the Subscription Price shall never be less than $.01 per share.

Section 7.  Amount of Contribution and Method of Payment.

         (a) The Subscription Price shall be payable by the Eligible Employee by means of payroll deduction. The maximum payroll deduction shall be no more than 10% of an Eligible Employee's Base Pay (as hereinafter defined). The minimum payroll deduction an Eligible Employee must authorize is a payroll deduction, based on such employee's rate of Base Pay at the time of such authorization, that will enable such employee to accumulate by the end of the Subscription Period an amount sufficient to purchase at least ten shares of Common Stock. An Eligible Employee may not make separate cash deposits toward the payment of the Subscription Price.

         (b) An Eligible Employee who is not a Section 16 Officer may at any time during a Subscription Period reduce the amount previously authorized to be deducted from his Base Pay, provided the reduction conforms with the minimum payroll deduction set forth in Section 7(a) of this Plan, by forwarding to the Company a written notice setting forth the reduction in his payroll deduction. The change shall become effective on a prospective basis as soon as practicable after receipt by the Company of the change notice. A payroll deduction may be changed under this Section 7(b) of this Plan, by forwarding to the Company a written notice setting forth the reduction in his payroll deduction only once during any Subscription Period and shall remain in effect for subsequent Subscription Periods, subject to compliance with Section 7(a) of this Plan, until such Eligible Employee terminates his participation or ceases to be an Eligible Employee. A Section 16 Officer may not change his rate of contribution during a Subscription Period.

         (c) "Base Pay" means the straight-time earnings or regular salary paid to an Eligible Employee. Base Pay shall not include overtime, bonuses or other items that are not considered to be regular compensation by the committee administering this Plan pursuant to Section 14 of this Plan. Payroll deductions shall commence with the first paycheck issued during the Subscription Period and shall continue with each paycheck throughout the entire Subscription Period, except for pay periods for which the Eligible Employee receives no compensation (i.e., uncompensated personal leave, leave of absence, etc.).

Section 8.  Purchase of Shares.

         The Company shall maintain on its books a "Plan Account" in the name of each Eligible Employee who authorized a payroll deduction (a "participant"). At the close of each pay period, the amount deducted from the participant's Base Pay shall be credited to the participant's Plan Account. No interest shall be paid by the Company on any Plan Account balance. As of the last day of each Subscription Period, the amount then in the participant's Plan Account shall be divided by the Subscription Price for such Subscription Period and the participant's Plan Account shall be credited with the number of whole shares that results. Share certificates shall be issued and delivered to each participant within a reasonable time thereafter. Any amount remaining in a participant's Plan Account shall be carried forward to the next Subscription Period, but shall not otherwise reduce the amount a participant may contribute pursuant to Section 7 of this Plan during the next Subscription Period. If a participant does not accumulate sufficient funds in his Plan Account to purchase at least ten shares of Common Stock during a Subscription Period, such participant shall be deemed to have withdrawn from this Plan pursuant to Section 9 of this Plan.

         If the number of shares subscribed for during any Subscription Period exceeds the number of shares available for purchase under this Plan, the remaining shares available for purchase shall be allocated among all participants in proportion to their Plan Account balances, exclusive of any amounts carried forward pursuant to the preceding paragraph. If the number of shares that would be credited to any participant's Plan Account in either or both of the Subscription Periods occurring during any calendar year exceeds the limit specified in Section 2(c) of this Plan, the participant's Plan Account shall be credited with the maximum number of shares permissible, and the remaining amounts shall be refunded in cash without interest thereon.

Section 9.  Withdrawal from this Plan.

         A participant other than a Section 16 Officer (unless the withdrawal occurs pursuant to Section 10 of this Plan) may withdraw from this Plan at any time by giving written notice of withdrawal to the Company. As soon as practicable following receipt of a notice of withdrawal, the amount credited to the participant's Plan Account shall be refunded in cash without interest thereon. No further payroll deductions shall be made with respect to such participant except in accordance with an authorization for a new payroll deduction filed during a subsequent Enrollment Period in accordance with Section 4 of this Plan. A participant's withdrawal shall not affect his eligibility to participate during any succeeding Subscription Period. A withdrawal by a Section 16 Officer, other than a withdrawal under Section 10 of this Plan, shall not become effective until the Subscription Period that commences after the date written notice of such withdrawal is received by the Company.

Section 10.  Separation from Employment.

         Separation from employment for any reason, including death, disability or retirement (as hereinafter defined) shall be treated as an automatic withdrawal pursuant to Section 9 of this Plan. However, at the election of a participant who retires, or in the event of a participant's death at the election of his beneficiary, any cash balance in such participant's Plan Account may be used to purchase the appropriate number of whole shares of Common Stock at a Subscription Price determined in accordance with Section 6 of this Plan using the date of his retirement or death as though it was the last day of the Subscription Period. Any cash balance in the Plan Account after such purchase shall be refunded in cash to the participant, or in the event of his death to his beneficiary without interest thereon. A transfer of employment among the Company or any Participating Subsidiary shall not be treated as a separation from employment. As used in this Section 10, "retirement" means a termination of employment by reason of a participant's retirement at or after his earliest permissible retirement date pursuant to and in accordance with his employer's regular retirement plan or practice.

Section 11.  Assignment and Transfer Prohibited.

         No participant may assign, pledge, hypothecate or otherwise dispose of his subscription or rights to subscribe under this Plan to any other person, and any attempted assignment, pledge, hypothecation or disposition shall be void, provided that a participant may acquire the shares of Common Stock subscribed to under this Plan in the name of the participant and another person jointly with the right of survivorship upon appropriate written notice to the Company. No subscription or right to subscribe granted to a participant under this Plan shall be transferable by him otherwise than by will or by the laws of descent and distribution, and such subscription rights shall be exercisable, during his lifetime, only by the participant.

Section 12.  Adjustment of and Changes in the Common Stock.

         In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's Common Stock or of another class of the Company's stock), spin-off or combination of shares, appropriate adjustments shall be made by the Committee appointed pursuant to Section 14 of this

Plan in the aggregate number and kind of shares that are reserved for sale under this Plan.

Section 13.  Amendment or Discontinuance of this Plan.

         The Board of Directors of the Company (the "Board") shall have the right to amend, modify or terminate this Plan at any time without notice, provided that no participant's existing rights are adversely affected thereby and provided further that, without the approval of the holders of a majority of the shares of the Company's Class B Common Stock present or represented and entitled to vote at a duly convened meeting of stockholders, no such amendment shall increase the benefits accruing to participants under this Plan, increase the total number of shares subject to this Plan, change the formula by which the price at which the shares shall be sold is determined, or change the class of employees eligible to participate in this Plan.

Section 14.  Administration.

         This Plan shall be administered by a committee to be appointed by the Board consisting of three employees of the Company. The committee may from time to time adopt rules and regulations for carrying out this Plan. Any interpretation or construction of any provision of this Plan by the Board shall be final and conclusive on all persons. Any interpretation or construction of any provision of this Plan by the committee shall be final and conclusive on all persons absent contrary action by the Board.

Section 15.  Designation of Beneficiary.

         A participant may file a written designation of a beneficiary who is to receive any cash credited to the participant under this Plan in the event of such participant's death prior to the delivery to him of such cash. Such designation of a beneficiary may be changed by the participant at any time upon written notice. Upon the death of a participant and upon receipt by the committee of proof of the participant's death and of the identity and existence of a beneficiary validly designated by him under this Plan, the Company shall deliver such cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate. No designated beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the shares or cash credited to the participant under this Plan.

Section 16.  Employees' Rights.

         Nothing contained in this Plan shall prevent the Company or any Participating Subsidiary from terminating any employee's employment. No employee shall have any rights as a stockholder of the Company by reason of participation in this Plan unless and until certificates representing the shares of Common Stock for which he has subscribed shall have been issued and delivered by the Company.

Section 17.  Use of Funds.

         All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

Section 18.  Government Regulations.

         The Company's obligation to sell and deliver Common Stock under this Plan is subject to any prior approval or compliance that may be required to be obtained or made from or with any governmental or regulatory authority in connection with the authorization, issuance or sale of such Common Stock.

Section 19.  Titles.

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 20.  Applicable Law.

         This Plan shall be construed, administered and governed in all respects under the laws of the Commonwealth of Pennsylvania and the United States of America.

Section 21.  Compliance with Rule 16b-3.

         To the extent that Rule 16b-3 under the Exchange Act applies to purchases made under this Plan, it is the intent of the Company that this Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that if this Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of this Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

Section 22.  Approval of Stockholders.

         Prior to January 1, 1997, this Plan shall be submitted for approval by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at a duly convened meeting of stockholders. Subscriptions for the purchase of shares under this Plan shall be subject to the condition that this Plan shall be approved by the stockholders of the Company prior to such date in the manner contemplated by
Section 423(b)(2) of the Code. If not so approved prior to such date, this Plan shall terminate, all subscriptions hereunder shall be cancelled and be of no further force or effect and all participants shall be entitled to the prompt refund in cash, without interest, of all sums previously deducted from their compensation pursuant to this Plan.